UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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CLIMATEROCK
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CLIMATEROCK
25 Bedford Square
London, WC1B 3HH, United Kingdom

Dear ClimateRock Shareholders:

On behalf of the board of directors (the “Board”) of ClimateRock, a Cayman Islands exempted company (the “Company” or “ClimateRock”), I invite you to attend an extraordinary general meeting of the Company (the “Meeting”). The Meeting will be held at 10:00 a.m. Eastern Time on May 1, 2026, at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at such other time, on such other date and at such other place to which the Meeting may be adjourned.

The Notice of Meeting of Shareholders, the proxy statement (the “Proxy Statement”) and the proxy card that accompany this letter are also available at https://www.cstproxy.com/[_]. Even if you plan to attend the Meeting, it is strongly recommended you complete and return your proxy card before the Meeting date, to ensure that your Ordinary Shares (as defined below) will be represented at the Meeting if you are unable to attend. You will not be required to attend the Meeting in person in order to vote. See the sections of the accompanying Proxy Statement entitled “Questions and Answers” and “The Meeting” for specific instructions on how to vote your Ordinary Shares.

The accompanying Proxy Statement is dated April [_], 2026 and is first being mailed to shareholders of the Company on or about April [_], 2026. The accompanying Proxy Statement describes the business the Company will conduct at the Meeting and provides information about the Company that you should consider when you vote. As discussed in the Proxy Statement, the purpose of the Meeting is to consider and vote upon the following proposals (the “Proposals”):

i.	Proposal One — A proposal to amend by special resolution (the “Fifth Extension Amendment”) the Company’s amended and restated memorandum and articles of association, as amended prior to the date hereof (the “M&A”) in the form set forth in Annex A to the accompanying Proxy Statement to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination” and such extension, the “Fifth Extension”) from May 2, 2026 (the “Termination Date”) to November 2, 2026 or such earlier date as determined by the Board in its sole discretion (the “Fifth Extended Date” and such proposal, the “Fifth Extension Amendment Proposal”). The text of the special resolution is as follows: “RESOLVED, as a special resolution, that the date by which the Company would be required to consummate a business combination be extended from May 2, 2026 to November 2, 2026 (or such earlier date as determined by the Company’s board of directors in its sole discretion) and the amendment to the amended and restated memorandum and articles of association of the Company, a copy of which is attached to the proxy statement as Annex A, be and is hereby adopted, in each case with effect from such date as the directors of the Company may determine.”

ii.	Proposal Two — A proposal to approve by ordinary resolution the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the foregoing proposal (the “Adjournment Proposal”). For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Fifth Extension Amendment Proposal will not be submitted to the shareholders for a vote at such time.

Each of the Proposals is more fully described in the accompanying Proxy Statement.

Only holders of record of the Company’s class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) and the Company’s class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) at the close of business on April 10, 2026 (the “Record Date”) are entitled to notice of the Meeting and to vote at the Meeting and any adjournments or postponements of the Meeting.

Our Board has approved each of the Proposals and recommends that shareholders vote in favor of each Proposal. Approval of the Fifth Extension Amendment Proposal requires the affirmative vote of at least two-thirds (2/3) of the votes cast by shareholders represented at the Meeting who, being entitled to do so, vote in person or by proxy thereon. Approval of the Adjournment Proposal, if presented, requires the affirmative vote of a simple majority of the votes cast by shareholders represented at the Meeting and who, being entitled to do so, vote in person or by proxy thereon.

As contemplated by the M&A, the holders (the “Public Shareholders”) of the Class A Ordinary Shares included as part of the units (the “Public Shares”) sold in the IPO (as defined below), other than our Sponsor (as defined below), directors and officers or their affiliates, may elect (the “Election”) to redeem their Public Shares in connection with the approval of the Fifth Extension Amendment Proposal at a per share price, payable in cash, equal to the aggregate amount then on deposit in the U.S.-based trust account, established to hold a portion of the proceeds of the IPO and the private placement that closed contemporaneously with the IPO (the “Trust Account”), including interest earned and not previously released to the Company to pay its tax obligations, if any, divided by the number of then issued and outstanding Public Shares (the “Fifth Extension Redemptions”), regardless of whether or how such Public Shareholders vote in regard to the Fifth Extension Amendment Proposal. If the Fifth Extension Amendment Proposal is approved by the requisite vote of shareholders, the Public Shareholders remaining after the Fifth Extension Redemptions will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of the Business Combination. In addition, Public Shareholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Business Combination by the Fifth Extended Date.

The Company’s final prospectus filed in connection with the Company’s initial public offering that was consummated on May 2, 2022 (the “IPO”), which was initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 29, 2022 (File No. 333-263542) and the M&A provided that the Company initially had until May 2, 2023 (the date that was 12 months after the consummation of the IPO) to complete a Business Combination. However, if the Company anticipated that it would not be able to consummate the initial Business Combination by May 2, 2023, it could extend such date by two additional 3-month periods (for a total of up to 18 months) without submitting proposed extensions to its shareholders for approval or offering its Public Shareholders redemption rights in connection therewith. Such extensions required U.N. SDG Support LLC, ClimateRock’s sponsor (the “Sponsor”), or its affiliates or designees, to have deposited certain amounts into the Trust Account on or prior to the date of the applicable deadline for each additional three-month period (the “Paid Extensions”). On April 27, 2023, the Company held an extraordinary general meeting of shareholders, at which ClimateRock shareholders approved, among other things, an amendment to the M&A to extend the deadline by which the Company must complete a Business Combination from November 2, 2023 (following the Paid Extensions) to May 2, 2024. On April 29, 2024, the Company held an extraordinary general meeting in lieu of an annual general meeting of shareholders, at which shareholders approved, among other things, an amendment to the M&A to further extend the deadline by which it must complete a Business Combination from May 2, 2024 to May 2, 2025, or such earlier date as determined by the Board in its sole discretion. On May 1, 2025, the Company held an extraordinary general meeting of shareholders, at which shareholders approved, among other things, an amendment to the M&A to further extend the deadline by which we must complete a Business Combination from May 2, 2025 to November 2, 2025, or such earlier date as determined by the Board in its sole discretion. On October 29, 2025, the Company held an extraordinary general meeting of shareholders, at which shareholders approved an amendment to the M&A to further extend the deadline by which we must complete a Business Combination from November 2, 2025 to May 2, 2026, or such earlier date as determined by the Board in its sole discretion.

The purpose of the Fifth Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete the proposed transactions (the “GreenRock Business Combination”) pursuant to that certain Amended and Restated Agreement and Plan of Merger, dated as of March 21, 2025 (which superseded the original Agreement and Plan of Merger dated December 30, 2023, as amended on November 6, 2024, and as may be further amended, the “GreenRock Business Combination Agreement”), by and among ClimateRock, ClimateRock Holdings Limited, a Cayman Islands exempted company (“Pubco”), ClimateRock Merger Sub Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco, GreenRock Corp, a Cayman Islands exempted company, and GreenRock Merger Sub Corp., a Cayman Islands exempted company and a wholly owned subsidiary of Pubco. For more information about the GreenRock Business Combination, see the Company’s Current Reports on Form 8-K filed with the SEC on January 5, 2024, November 7, 2024 and March 25, 2025, respectively, as well as the Registration Statement on Form F-4 initially filed by Pubco in connection with the GreenRock Business Combination (the “GreenRock Registration Statement”) on January 26, 2024, as amended.

The M&A currently provides that the Company has until May 2, 2026 or such earlier date as determined by the Board in its sole discretion to complete its initial Business Combination (the “Combination Period”). While ClimateRock is using its best efforts to complete the GreenRock Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the GreenRock Business Combination. Accordingly, the Board believes that in order to be able to consummate the GreenRock Business Combination, the Company will need to obtain the Fifth Extension. Without the Fifth Extension, the Board believes that there is significant risk that the Company might not, despite its best efforts, be able to complete the GreenRock Business Combination or another initial Business Combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing the GreenRock Business Combination or another initial Business Combination and would be forced to liquidate even if ClimateRock’s shareholders are otherwise in favor of consummating such transaction.

Therefore, the Board has determined that it is in the best interests of ClimateRock’s shareholders to extend the date by which ClimateRock has to consummate the GreenRock Business Combination (or if the GreenRock Business Combination is not consummated, another initial Business Combination) to the Fifth Extended Date in order for its shareholders have the opportunity to participate in its future investment, as well as to provide additional flexibility to wind up our operations prior to the end of the Combination Period.

If the Fifth Extension Amendment Proposal is approved, subject to satisfaction of the conditions to closing in the GreenRock Business Combination Agreement (including, without limitation, receipt of shareholder approval of the GreenRock Business Combination), ClimateRock intends to complete the GreenRock Business Combination as soon as possible and in any event on or before the Fifth Extended Date. The Board will have the flexibility to liquidate the Trust Account to redeem all Public Shares on a specified date following the adoption of the Fifth Extension Amendment at any time before or after the current Termination Date, and prior to the end of the Combination Period.

You are not being asked to vote on the GreenRock Business Combination at the Meeting. The vote by ClimateRock shareholders on the GreenRock Business Combination will occur at the separate general meeting of ClimateRock shareholders to approve the GreenRock Business Combination (the “GreenRock Business Combination Meeting”) and the solicitation of proxies from ClimateRock shareholders in connection with such separate GreenRock Business Combination Meeting. The related right of the Public Shareholders to redeem their Public Shares in connection with the GreenRock Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Fifth Extension Amendment Proposal) is the subject of the separate proxy statement/prospectus included in the GreenRock Registration Statement. If you want to ensure your Public Shares are redeemed in the event the GreenRock Business Combination is completed, you should elect to redeem your Public Shares in connection with the GreenRock Business Combination Meeting.

If the Fifth Extension Amendment Proposal is not approved and the GreenRock Business Combination or another initial Business Combination is not completed on or before the Termination Date, then as contemplated by and in accordance with the M&A, ClimateRock will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of ClimateRock’s remaining shareholders and its Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

To make the Election, you must tender your Public Shares to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at least two (2) business days prior to the Meeting (or April 29, 2026). You may tender your Public Shares by delivering your Public Shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If your Public Shares are held in an account at a brokerage firm, bank, dealer, or other similar organization, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election. The redemption rights include the requirement that a Public Shareholder must identify itself in writing as a beneficial owner and provide its legal name, phone number, and address in order to validly redeem its Public Shares.

Any Election, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the Company’s consent. Furthermore, if a Public Shareholder delivers the certificate representing its Public Shares in connection with an Election and subsequently decides prior to such deadline not to elect to exercise such rights, such Public Shareholder may request that the transfer agent return the certificate (physically or electronically).

As of April 10, 2026, based on funds in the Trust Account of approximately $162.4 million as of such date, the pro rata portion of the funds available in the Trust Account for the Fifth Extension Redemptions was approximately $13.14 per Public Share (before taking into account the removal of the accrued interest in the Trust Account to pay the Company’s taxes, if any). The closing price of the Class A Ordinary Shares as reported on the Pink Limited tier of the OTC Markets Group Inc (“OTC”) on April 10, 2026, was $[_]. Accordingly, if the market price were to remain the same until the date of the Meeting, exercising redemption rights would result in a Public Shareholder receiving $[_] more for each Public Share than if such Public Shareholder sold the Public Shares in the open market. The Company cannot assure Public Shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such Public Shareholders wish to sell their Public Shares. See the sections of the accompanying Proxy Statement entitled “Risk Factors” and “Background” for more information about the trading of the Company’s securities on the OTC.

If the Fifth Extension Amendment Proposal is not approved and the GreenRock Business Combination is not completed on or before the Termination Date, the Company will be required to liquidate and dissolve our Trust Account by returning the then-remaining funds in such account to the Public Shareholders.

The Board has fixed the close of business on April 10, 2026 as the date for determining ClimateRock’s shareholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on the Record Date are entitled to have their votes counted at the Meeting or any adjournment thereof. However, Public Shareholders may elect to redeem all or a portion of their shares in connection with the Meeting. On the Record Date, there were 2,099,227 Ordinary Shares issued and outstanding.

The Board believes that given ClimateRock’s expenditure of time, effort and money on the GreenRock Business Combination, circumstances warrant providing Public Shareholders an opportunity to consider the Business Combination. Consequently, the Board believes that it is in the best interests of the Company that the (i) Company obtains the Fifth Extension, and (ii) Board be able to wind up our operations on, or on an earlier date than, November 2, 2026. After careful consideration of all relevant factors, the Board has determined that the Fifth Extension Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company, has declared it advisable and recommends that you vote or give instruction to vote “FOR” each such Proposal.

A shareholder who is entitled to attend and vote at the Meeting is entitled to appoint one or more proxies to attend and vote instead of that shareholder, and such proxyholder need not be a shareholder of the Company.

Enclosed is the Proxy Statement containing detailed information concerning the Meeting and the Proposals. Whether or not you plan to participate in the Meeting, we urge you to read this material carefully and vote your shares.

By Order of the Board of Directors of ClimateRock

Charles Ratelband V
Executive Chairman
April [_], 2026

Your vote is very important. Whether or not you plan to attend the Meeting, if you are a shareholder as of the Record Date, please vote as soon as possible by following the instructions in the accompanying Proxy Statement to make sure that your shares are represented and voted at the Meeting. The approval of the Fifth Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes that are cast by those holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting or any adjournment thereof. The approval of the Adjournment Proposal, if presented, requires an ordinary resolution, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter. Accordingly, if you fail to vote in person or by proxy at the Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Proposals are approved by the requisite majorities. Abstentions will also not be counted for the purpose of determining whether the Proposals are approved by the requisite majorities; however, abstentions will be considered present for purposes of establishing a quorum. If you hold your Ordinary Shares in street name through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your Ordinary Shares are represented and voted at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of the Shareholders to be held on May 1, 2026: This Notice of Meeting and the accompanying Proxy Statement and proxy card are available at https://www.cstproxy.com/[_].

CLIMATEROCK
25 Bedford Square
London, WC1B 3HH, United Kingdom

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 1, 2026

April [_], 2026

To the Shareholders of ClimateRock:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting of shareholders (the “Meeting”) of ClimateRock (“we,” “us,” “our,” or “Company”), a Cayman Islands exempted company, will be held on May 1, 2026, at 10:00 a.m. Eastern Time, at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at such other time, on such other date and at such other place to which the Meeting may be adjourned.

You will not be required to attend the Meeting in person in order to vote. See the sections of this proxy statement (the “Proxy Statement”) entitled “Questions and Answers” and “The Meeting” for specific instructions on how to vote your Ordinary Shares (as defined below). You are cordially invited to attend the Meeting for the purpose of considering and voting on the following proposals (the “Proposals”):

i.	Proposal One — A proposal to amend by special resolution (the “Fifth Extension Amendment”) our amended and restated memorandum and articles of association, as amended prior to the date hereof (the “M&A”) in Annex A hereto to extend the date by which we must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination” and such extension, the “Fifth Extension”) from May 2, 2026 (the “Termination Date”) to November 2, 2026, or such earlier date as determined by our board of directors (the “Board”) in its sole discretion (the “Fifth Extended Date” and such proposal, the “Fifth Extension Amendment Proposal”). The text of the special resolution is as follows: “RESOLVED, as a special resolution, that the date by which the Company would be required to consummate a business combination be extended from May 2, 2026 to November 2, 2026 (or such earlier date as determined by the Company’s board of directors in its sole discretion) and the amendment to the amended and restated memorandum and articles of association of the Company, a copy of which is attached to the proxy statement as Annex A, be and is hereby adopted, in each case with effect from such date as the directors of the Company may determine.”

ii.	Proposal Two — A proposal to approve by ordinary resolution the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the foregoing proposal (the “Adjournment Proposal”). For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Fifth Extension Amendment Proposal will not be submitted to the shareholders for a vote at such time.

Our final prospectus filed in connection with our initial public offering that was consummated on May 2, 2022 (the “IPO”), which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 29, 2022 (File No. 333-263542, and such prospectus, the “IPO Prospectus”) and the M&A provided that we initially had until May 2, 2023 (the date that was 12 months after the consummation of the IPO) to complete a Business Combination. However, if we anticipated that we would not be able to consummate the initial Business Combination by May 2, 2023, we could extend such date by two additional 3-month periods (for a total of up to 18 months) without submitting proposed extensions to our shareholders for approval or offering our Public Shareholders redemption rights in connection therewith. Such extensions required U.N. SDG Support LLC, our sponsor (the “Sponsor”) or its affiliates or designees, to deposit certain amounts into the Trust Account on or prior to the date of the applicable deadline for each additional three-month period (the “Paid Extensions”). On April 27, 2023, we held an extraordinary general meeting of shareholders (the “2023 EGM”), at which, our shareholders approved, among other things, an amendment to the M&A to extend the deadline by which we must complete a Business Combination from November 2, 2023 (following the Paid Extensions) to May 2, 2024 (the “First Extension”). On April 29, 2024, we held an extraordinary general meeting in lieu of an annual general meeting of shareholders (the “2024 EGM”), at which shareholders approved, among other things, an amendment to the M&A to further extend the deadline by which we must complete a Business Combination from May 2, 2024 to May 2, 2025, or such earlier date as determined by the Board in its sole discretion (the “Second Extension”). On May 1, 2025, we held an extraordinary general meeting of shareholders (the “May 2025 EGM”), at which shareholders approved, among other things, an amendment to the M&A to further extend the deadline by which we must complete a Business Combination from May 2, 2025 to November 2, 2025, or such earlier date as determined by the Board in its sole discretion (the “Third Extension”). On October 29, 2025, the Company held an extraordinary general meeting of shareholders (the “October 2025 EGM”), at which shareholders approved an amendment to the M&A to further extend the deadline by which we must complete a Business Combination from November 2, 2025 to May 2, 2026, or such earlier date as determined by the Board in its sole discretion (the “Fourth Extension” and together with the First Extension, the Second Extension and the Third Extension, the “Prior Extensions”).

The purpose of the Fifth Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the proposed transactions (the “GreenRock Business Combination”) pursuant to that certain Amended and Restated Agreement and Plan of Merger, dated as of March 21, 2025 (which superseded the original Agreement and Plan of Merger dated December 30, 2023, as amended on November 6, 2024, and as may be further amended, the “GreenRock Business Combination Agreement”), by and among our Company, ClimateRock Holdings Limited, a Cayman Islands exempted company (“Pubco”), ClimateRock Merger Sub Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (“SPAC Merger Sub”), GreenRock Corp, a Cayman Islands exempted company (“GreenRock”), and GreenRock Merger Sub Corp., a Cayman Islands exempted company and a wholly owned subsidiary of Pubco (“Company Merger Sub”). For more information about the GreenRock Business Combination, see our Current Reports on Form 8-K filed with the SEC on January 5, 2024, November 7, 2024 and March 25, 2025, respectively (the “GreenRock Form 8-Ks”), as well as the Registration Statement on Form F-4 initially filed by Pubco in connection with the GreenRock Business Combination (the “GreenRock Registration Statement”) on January 26, 2024, as amended.

Our M&A currently provides that we have until May 2, 2026 or such earlier date as determined by the Board in its sole discretion to complete our initial Business Combination (the “Combination Period”). While we are using our best efforts to complete the GreenRock Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the GreenRock Business Combination. Accordingly, the Board believes that in order to be able to consummate the GreenRock Business Combination, we will need to obtain the Fifth Extension. Without the Fifth Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the GreenRock Business Combination or another initial Business Combination on or before the Termination Date. If that were to occur, we would be precluded from completing the GreenRock Business Combination or another initial Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating such transaction.

Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which we have to consummate the GreenRock Business Combination (or if the GreenRock Business Combination is not consummated, another initial Business Combination) to the Fifth Extended Date in order for our shareholders to have the opportunity to participate in our future investment, as well as to provide additional flexibility to wind up our operations prior to the end of the Combination Period.

If the Fifth Extension Amendment Proposal is approved, subject to satisfaction of the conditions to closing in the GreenRock Business Combination Agreement (including, without limitation, receipt of shareholder approval of the GreenRock Business Combination), we intend to complete the GreenRock Business Combination as soon as possible and in any event on or before the Fifth Extended Date.

As contemplated by the M&A, the holders (the “Public Shareholders”) of our class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) included as part of the units (the “Units” and the shares included within, the “Public Shares”) sold in the IPO, other than our Sponsor, directors and officers or their affiliates, may elect (the “Election”) to redeem their Public Shares in connection with the approval of the Fifth Extension Amendment Proposal at a per share price, payable in cash, equal to the aggregate amount then on deposit in the U.S.-based trust account, established to hold a portion of the proceeds of the IPO and the private placement that closed contemporaneously with the IPO ( the “Private Placement,” and such account, the “Trust Account”), including interest earned and not previously released to us to pay our tax obligations, if any, divided by the number of then issued and outstanding Public Shares (the “Fifth Extension Redemptions”), regardless of whether or how such Public Shareholders vote in regard to the Fifth Extension Amendment Proposal. If the Fifth Extension Amendment Proposal is approved by the requisite vote of shareholders, the Public Shareholders remaining after the Fifth Extension Redemptions will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of the Business Combination. In addition, Public Shareholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if we have not completed the Business Combination by the Fifth Extended Date.

You are not being asked to vote on the GreenRock Business Combination at the Meeting. The vote by ClimateRock shareholders on the GreenRock Business Combination will occur at the separate general meeting of ClimateRock shareholders to approve the GreenRock Business Combination (the “GreenRock Business Combination Meeting”) and the solicitation of proxies from ClimateRock shareholders in connection with such separate GreenRock Business Combination Meeting. The related right of the Public Shareholders to redeem their Public Shares in connection with the GreenRock Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Fifth Extension Amendment Proposal) is the subject of the separate proxy statement/prospectus included in the GreenRock Registration Statement. If you want to ensure your Public Shares are redeemed in the event the GreenRock Business Combination is completed, you should elect to redeem your Public Shares in connection with the GreenRock Business Combination Meeting.

If the Fifth Extension Amendment Proposal is not approved and the GreenRock Business Combination or another initial Business Combination is not completed on or before the Termination Date, then as contemplated by and in accordance with the M&A, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

If the Fifth Extension Amendment Proposal is approved, the Board will have the right, without any further action by our shareholders, to decide to liquidate our Company at any time prior to the Fifth Extended Date.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Meeting to a later date or dates, or indefinitely, to permit further solicitation of proxies.

The Board has fixed the close of business on April 10, 2026 as the record date for the Meeting (the “Record Date”), and only holders of shares of record at that time will be entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof. On the Record Date, there were 2,099,226 Class A Ordinary Shares and one class B ordinary share of our Company, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) issued and outstanding. Our Warrants (as defined in the section of this Proxy Statement entitled “Questions and Answers”) do not have voting rights in connection with the Proposals.

A shareholder who is entitled to attend and vote at the Meeting is entitled to appoint one or more proxies to attend and vote instead of that shareholder, and such proxyholder need not be a shareholder.

This Proxy Statement contains important information about the Meeting and the Proposals. Whether or not you plan to attend the Meeting, we urge you to read this material carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy, Inc (the “Solicitation Agent”) to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $8,500 in connection with such services for the Meeting. We will also reimburse the Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our Board and the Management may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to Beneficial Owners (as defined in the section of the Proxy Statement entitled “Questions and Answers”). While the payment of these expenses will reduce the cash available to us to consummate the Business Combination, we do not expect such payments to have a material effect on our ability to consummate an initial Business Combination.

This Proxy Statement is dated April [_], 2026 and is first being mailed to shareholders on or about April [_], 2026.

By Order of the Board of Directors of ClimateRock

Charles Ratelband V
Executive Chairman
April [_], 2026

i

QUESTIONS AND ANSWERS

The questions and answers below (i) only briefly address some commonly asked questions about the Meeting and the Proposals, (ii) are only summaries of the matters they discuss and (iii) highlight only selected information from this Proxy Statement. They do not contain all of the information that may be important to you. You should carefully read this entire Proxy Statement, including Annex A and the other documents referred to herein, to fully understand the Proposals and the voting procedures for the Meeting.

The Proposals

Why am I receiving this proxy statement?

This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Meeting, which is an extraordinary general meeting of the shareholders, to be held on May 1, 2026, at 10:00 a.m. Eastern Time, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the Proposals to be considered at the Meeting.

This Proxy Statement and the enclosed proxy card were first sent to our shareholders on or about April [_], 2026.

We are a blank check company incorporated as an exempted company in the Cayman Islands for the purpose of effecting Business Combination. Our Sponsor is U.N. SDG Support LLC, a Delaware limited liability company. On May 2, 2022, we consummated our initial public offering of 7,875,000 Units, and a concurrent private placement of 3,762,500 warrants (the “Private Placement Warrants”), from which we derived gross proceeds in the aggregate of $82,512,500. Each Unit consists of one Public Share, one-half of one redeemable warrant (the “Public Warrants” and together, with the Private Placement Warrants, the “Warrants”) and one right (the “Rights”). On March 31, 2023, the Sponsor elected to convert on a one-for-one basis 1,968,749 Class B Ordinary Shares that were issued prior to our IPO (the “Founder Shares”) into 1,968,749 Class A Ordinary Shares (the “Founder Conversion”), and following the Founder Conversion, our Sponsor owns one Class B Ordinary Share. The Founder Shares held as Class A Ordinary Shares following the Founder Conversion are subject to the same restrictions as the Class B Ordinary Sares before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial Business Combination as described in the IPO Prospectus. The Founder Shares are entitled to registration rights.

Like most blank check companies, our M&A provides for the return of the funds held in the Trust Account to Public Shares if there is no qualifying Business Combination(s) consummated on or before a certain date. In our case, such date is currently May 2, 2026.

If the Fifth Extension Amendment Proposal is approved, the Combination Period will be extended as far as November 2, 2026 (or such earlier date as determined by the Board, in its sole discretion). If the Fifth Extension Amendment Proposal is approved, our Board may elect, in its sole discretion, to wind up our operations on any date following the adoption of the Fifth Extension Amendment, in which case, we will liquidate the Trust Account to redeem all Public Shares and thereafter liquidate and dissolve in accordance with law. Our Board believes that it is in the best interests of the shareholders to both continue our existence as currently permitted under our M&A until the expiration of the Combination Period and to enable us to liquidate the Trust Account and dissolve in accordance with law and to redeem all Public Shares following the adoption of the Fifth Extension Amendment at any time before or after the current Termination Date, and prior to the end of the Combination Period. Therefore, the Board is submitting the Proposals described in this Proxy Statement for the shareholders to vote upon.

We will hold a separate general meeting of our shareholders to approve the GreenRock Business Combination. Redemption payments in connection with the GreenRock Business Combination Meeting will only be made if the Fifth Extension Amendment Proposal receives the requisite shareholder approvals.

We believe that it is in the best interests of our shareholders to continue our existence until the Fifth Extended Date in order to allow us additional time to complete the GreenRock Business Combination, and we are therefore holding this Meeting.

What is being voted on?

You are being asked to vote on the following proposals:

i.	Proposal One — the Fifth Extension Amendment Proposal — A proposal to approve, by way of special resolution, an amendment to the M&A in the form set forth in Annex A hereto to extend the date by which we must consummate a Business Combination from May 2, 2026 to November 2, 2026 (or such earlier date as determined by the Board in its sole discretion); and

ii.	Proposal Two — the Adjournment Proposal — A proposal to approve, by way of ordinary resolution, an adjournment of the Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the foregoing proposal.

Why are we proposing the Fifth Extension Amendment Proposal?

The M&A currently provides that we have until May 2, 2026 to complete the initial Business Combination. If the Fifth Extension Amendment Proposal is approved, the Combination Period will be extended as far as November 2, 2026 (or such earlier date as determined by the Board in its sole discretion). If the Fifth Extension Amendment Proposal is approved, our Board may elect, in its sole discretion, to wind up our operations on any date following the adoption of such proposal, in which case, we will liquidate the Trust Account to redeem all Public Shares and thereafter liquidate and dissolve in accordance with law. Our Board believes that it is in the best interests of our shareholders to provide for the Fifth Extension and incremental flexibility. The purpose of the Fifth Extension Amendment Proposal is to allow us additional time to complete the GreenRock Business Combination pursuant to the GreenRock Business Combination Agreement, if needed.

While we are using our best efforts to complete the GreenRock Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the GreenRock Business Combination, we will need to obtain the Fifth Extension. Without the Fifth Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the GreenRock Business Combination or another initial Business Combination on or before the Termination Date. If that were to occur, we would be precluded from completing the GreenRock Business Combination or another initial Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating such transaction.

Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which we must consummate the Business Combination to the Fifth Extended Date in order that our shareholders have the opportunity to participate in our future investment, as well as to enable the Board to liquidate the Trust Account to redeem all Public Shares on a specified date following the adoption of the amended M&A and prior to the end of the Combination Period.

If the Fifth Extension Amendment Proposal is approved, subject to satisfaction of the conditions to closing in the GreenRock Business Combination Agreement (including, without limitation, receipt of shareholder approval of the GreenRock Business Combination), we intend to complete the GreenRock Business Combination as soon as possible and in any event on or before the Fifth Extended Date. The Board will have the flexibility to liquidate the Trust Account to redeem all Public Shares on a specified date following the adoption of the Fifth Extension Amendment at any time before or after the current Termination Date, and prior to the end of the Combination Period.

The Board believes that given our expenditure of time, effort and money on the GreenRock Business Combination, circumstances warrant ensuring that we are in the best position possible to consummate the GreenRock Business Combination and that it is in the best interests of our shareholders that we obtain the Fifth Extension if needed. We believe the GreenRock Business Combination will provide significant benefits to our shareholders. For more information about the Business Combination, see the GreenRock Business Combination 8-Ks and the GreenRock Business Combination Registration Statement.

You are not being asked to vote on the GreenRock Business Combination at the Meeting. The vote by our shareholders on the GreenRock Business Combination will occur at the separate GreenRock Business Combination Meeting and the solicitation of proxies from our shareholders in connection with such separate GreenRock Business Combination Meeting. The related right of our shareholders to redeem in connection with the GreenRock Business Combination (which is a separate right to redeem in addition to the right to redeem in the Fifth Extension Redemptions) is the subject of the separate proxy statement/prospectus contained in the GreenRock Registration Statement. If you want to ensure your Public Shares are redeemed in the event the GreenRock Business Combination is completed, you should elect to redeem your Public Shares in connection with the GreenRock Business Combination Meeting.

Why are we proposing the Adjournment Proposal?

If the Fifth Extension Amendment Proposal is not approved by the shareholders, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Fifth Extension Amendment Proposal, as needed.

If the Adjournment Proposal is not approved by our shareholders, the Board may decide not to adjourn the Meeting to a later date or dates, or indefinitely, for the purpose of soliciting additional proxies. In such event, the Fifth Extension could not be completed and if we do not complete a Business Combination within the Combination Period, we would cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Public Shares for cash and, subject to the approval of our remaining shareholders and the Board, liquidating and dissolving. For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Fifth Extension Amendment Proposal will not be submitted to the shareholders for a vote at such time.

Why should I vote “FOR” the Fifth Extension Amendment Proposal?

Our Board believes shareholders will benefit from our Company consummating the GreenRock Business Combination and is proposing the Fifth Extension Amendment Proposal to extend the date by which we must complete an initial Business Combination to November 2, 2026. The Fifth Extension would give us additional time to complete the GreenRock Business Combination. Our Board also believes that shareholders will benefit from enabling the Board to liquidate the Trust Account to redeem all Public Shares on a specified date following the adoption of the Fifth Extension Amendment and prior to the end of the Combination Period, after taking into account various factors, including, but not limited to, the prospect of consummating a Business Combination prior to the end of the Combination Period. Your vote in favor of the Fifth Extension Amendment Proposal is required for us to proceed with the Fifth Extension

The Board believes that it is in the best interests of our shareholders that the Fifth Extension be obtained so that, in the event the GreenRock Business Combination is not able to be consummated on or before the Termination Date, we will have additional time to consummate the GreenRock Business Combination. Without the Fifth Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the GreenRock Business Combination, or another initial Business Combination, on or before the Termination Date. If that were to occur, we would be precluded from completing the GreenRock Business Combination, or another initial Business Combination, and would be forced to liquidate even if our shareholders are otherwise in favor of consummating such transaction.

If our shareholders approve the Fifth Extension Amendment Proposal, the M&A currently requires us to provide the Public Shareholders with the opportunity to redeem all or a portion of their Public Shares upon such approval, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (including accrued interest and less taxes paid or payable, if any), divided by the number of then issued and outstanding Public Shares. We believe that the provisions of the M&A that require us to provide Public Shareholders with the opportunity to redeem all or a portion of their Public Shares in such circumstances were included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination during the Combination Period. If you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed initial Business Combination in the future and the right to redeem Public Shares in connection with such initial Business Combination.

If the Fifth Extension Amendment Proposal is approved, the Board will have the flexibility to liquidate the Trust Account to redeem all Public Shares on a specified date following the adoption of the Fifth Extension Amendment at any time before or after May 2, 2026, and prior to the end of the Combination Period.

If we liquidate, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party for services rendered or products sold to us or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement reduce the amount of funds in the Trust Account to below (i) $10.15 per Public Share or (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.15 per Public Share is then held in the Trust Account due to reductions in the value of the Trust Account assets (including accrued interest and less taxes paid or payable) except as to any claims by a third party or a prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). We have not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are our securities and, therefore, the Sponsor may not be able to satisfy those obligations. None of our officers or directors will indemnify us for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Our Board recommends that you vote in favor of the Fifth Extension Amendment Proposal but expresses no opinion as to whether you should redeem your Public Shares in the Fifth Extension Redemptions. Public Shareholders may elect to redeem their Public Shares regardless of whether or how they vote on the Proposals; however, redemption payments for Elections in connection with this Meeting will only be made if the Fifth Extension Amendment Proposal receive the requisite shareholder approval.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our shareholders, the Board may decide not to adjourn the Meeting to a later date or dates, or indefinitely, in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

Does the Board recommend voting “FOR” the approval of the Proposals?

Yes. After careful consideration of the terms and conditions of these Proposals, our Board has determined that the Fifth Extension Amendment Proposal and, if presented, the Adjournment Proposal are in our Company’s best interest. The Board recommends that our shareholders vote “FOR” the Fifth Extension Amendment Proposal and “FOR” the Adjournment Proposal, if presented.

Are the Proposals conditioned on one another?

The Fifth Extension Amendment Proposal is not conditioned on the approval of the Adjournment Proposal, and the Adjournment Proposal is not conditioned on the approval of the Fifth Extension Amendment Proposal. However, if the Fifth Extension Amendment Proposal is not approved by our shareholders, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Fifth Extension Amendment Proposal, as needed.

How do our insiders intend to vote their Ordinary Shares?

The Sponsor and all of our directors and officers and their respective affiliates are expected to vote any Ordinary Shares over which they have voting control (including any Public Shares owned by them) in favor of the Proposals.

The Sponsor and all of our directors and officers have entered into a letter agreement with us, pursuant to which they have agreed to vote any Ordinary Shares owned by them in favor of any proposed initial Business Combination and to waive their redemption rights with respect to their Ordinary Shares in connection with the completion of our initial Business Combination or (ii) a shareholder vote to approve an amendment to the M&A (A) to modify the substance or timing of our obligation to allow redemptions in connection with our initial Business Combination or to redeem 100% of our Public Shares if we do not complete our initial Business Combination within the Combination Period or (B) with respect to any other provision relating to shareholders’ rights or pre-initial Business Combination activity. These persons are not entitled to redeem their Founder Shares.

On the Record Date, the Sponsor and our directors and officers beneficially owned and were entitled to vote one Class B Ordinary Share and 1,968,749 Class A Ordinary Shares, which in the aggregate represents approximately 93.78% of our issued and outstanding Ordinary Shares. All of the Founder Shares are subject to certain transfer restrictions, a waiver of redemption rights and the obligation to vote in favor of an initial Business Combination as described in the IPO Prospectus. The Founder Shares are also entitled to registration rights.

Do I have appraisal rights or dissenters’ rights if I object to any of the Proposals?

No. There are no appraisal rights or dissenters’ rights available to our shareholders in connection with the Proposals.

What vote is required to approve the Proposals presented at the Meeting?

Approval of the Fifth Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting, or any adjournment thereof.

Our Board will abandon the Fifth Extension Amendment if our shareholders do not approve the Fifth Extension Amendment Proposal.

Approval of the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter.

At the Meeting, only those votes which are actually cast, either “FOR” or “AGAINST,” the Proposals will be counted for the purposes of determining whether the Proposals are approved, and any Ordinary Shares that are not voted at the Meeting will have no effect on the outcome of such votes. Abstentions, while considered present for the purposes of establishing a Quorum (as defined below), will not count as votes cast and will have no effect on the outcome of the vote on the Proposals.

Following the Founder Share Conversion and the Prior Extension Redemptions, our Sponsor, officers and directors collectively own 1,968,750 Class A Ordinary Shares and one Class B Ordinary Share, or approximately 93.78% of the outstanding Ordinary Shares entitled to vote at the Meeting, and plan to vote all of the Founder Shares owned by them in favor of the Proposals.

What happens if I sell my Ordinary Shares or Units before the Meeting?

April 10, 2026, the Record Date, is earlier than the date of the Meeting. If you transfer your Public Shares or Units after the Record Date, but before the Meeting, unless the transferee obtains from you a proxy to vote those Public Shares or Units, you will retain your right to vote at the Meeting. If you transfer your Public Shares or Units prior to the Record Date, you will have no right to vote those Public Shares or Units at the Meeting.

Will you seek any further extensions to liquidate the Trust Account?

Other than the Fifth Extension, until the expiration of the Combination Period as described in this Proxy Statement, we do not currently anticipate seeking any further extension to consummate the Business Combination.

If the Fifth Extension Amendment Proposal is approved, what happens next?

If the Fifth Extension Amendment Proposal is approved, we will continue to attempt to consummate the GreenRock Business Combination (or, if the GreenRock Business Combination is not consummated, another initial Business Combination) until the Fifth Extended Date. The Board will procure that the special resolutions approving the Fifth Extension Amendment Proposal and the resulting Fifth Extension Amendment in substantially the form that appears in Annex A hereto are filed with the Registrar of Companies of the Cayman Islands within fifteen days of the passing of such special resolutions and will continue its efforts to obtain approval of the GreenRock Business Combination at the GreenRock Business Combination Meeting and consummate the GreenRock Business Combination on or before the Fifth Extended Date.

If the Fifth Extension Amendment is approved, the Board will have the flexibility to liquidate the Trust Account to redeem all Public Shares on a specified date following the adoption of the Fifth Extension Amendment at any time before or after May 2, 2026, and prior to the end of the Combination Period.

What happens if the Fifth Extension Amendment Proposal is not approved?

If there are insufficient votes to approve the Fifth Extension Amendment Proposal, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Fifth Extension.

If the Fifth Extension Amendment Proposal is not approved and the Business Combination is not completed on or before the Termination Date, then as contemplated by and in accordance with the M&A, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Our Sponsor, officers and directors have waived their rights to participate in any liquidation distribution with respect to the 1,968,750 Ordinary Shares held by them. There will be no distribution from the Trust Account with respect to our Warrants or Rights, which will expire worthless in the event we liquidate and dissolve the Trust Account.

Will I still be able to exercise my redemption rights if I vote against the Proposals?

Yes, assuming you are a shareholder as of the Record Date and continue to hold your Ordinary Shares at the time of your Election (and subsequent redemption payment). However, redemption payments for Elections in connection with this Meeting will only be made if the Fifth Extension Amendment Proposal receives the requisite shareholder approvals. If you do not redeem your Public Shares in connection with the Meeting, you will retain your right to redeem your Public Shares upon consummation of the Business Combination.

Information about the Meeting

When and where is the Meeting?

The Meeting will be held at 10:00 a.m. Eastern Time, on May 1, 2026, at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas New York, New York 10105.

Can I attend the Meeting in person?

Yes. The Meeting will be held at the office of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, at 10:00 a.m. Eastern Time, on May 1, 2026. You will be permitted to attend the Meeting in person at the office of Ellenoff Grossman & Schole LLP, at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105. You will not be required to attend the Meeting in person in order to vote. See “How can I vote if I am a Shareholder of Record” or “How can I vote if I am a Beneficial Owner of shares held in Street Name?” below for specific instructions on how to vote your Ordinary Shares.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “FOR” and “AGAINST” votes and abstentions for each Proposal.

What is the proxy card?

The proxy card enables you to appoint a proxy of your choosing as your representative at the Meeting. By completing and returning the proxy card, you are authorizing your proxy to vote your Ordinary Shares at the Meeting in accordance with your instructions on the proxy card or, if no instructions are provided, at the discretion of your proxy.

This way, your Ordinary Shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended that you complete and return your proxy card before the Meeting date in case your plans change.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your Ordinary Shares will be voted at the direction of your duly appointed proxy. If you sign your proxy card without nominating a proxy, then Michael Geary, our Interim Chief Financial Officer, will be deemed to have been appointed as your proxy. Michael Geary intends to vote “FOR” the Proposals, in accordance with the recommendations of our Board as described herein. If the Meeting is adjourned, your proxy can vote the Ordinary Shares on the new Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.

What is the difference between a Shareholder of Record and a Beneficial Owner of shares held in Street Name?

●	Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company (“Continental”), then you are a “Shareholder of Record.”

●	Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the “Beneficial Owner” of shares held in “Street Name” and these proxy materials are being forwarded to you by that organization.

How can I vote if I am a Shareholder of Record?

If you were a Shareholder of Record of Ordinary Shares on the Record Date, with respect to the Proposals:

●	At the Meeting. You may vote at the Meeting.

●	Online. You may vote by proxy by completing and submitting your proxy card online at www.cstproxyvote.com, 24 hours a day, 7 days a week, until 48 hours prior to the Meeting or any adjourned meeting.

●	By Mail. You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. Proxy cards submitted by mail must be received 48 hours prior to the start of the Meeting or any adjourned meeting.

By submitting a duly completed proxy card (either online or by mail), you are authorizing the individual named on the proxy card to vote your shares at the Meeting in the manner you indicate. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted at the discretion of your proxy.

Whether or not you plan to attend the Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Meeting and vote if you have already voted by proxy.

How can I vote if I am a Beneficial Owner of shares held in Street Name?

If you were a Beneficial Owner of Ordinary Shares held in Street Name on the Record Date, with respect to the Proposals:

●	At the Meeting. If you wish to vote at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your Ordinary Shares. Please contact that organization for instructions regarding obtaining a legal proxy.

●	By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

●	Online. You may vote by proxy by submitting your proxy online (if this option is available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in Street Name and your bank, broker or other nominee offers those alternatives; availability and specific procedures vary. If your bank or brokerage firm does not offer online voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided.

You are also invited to attend the Meeting. For more information on attending the Meeting, see the question above entitled “Can I attend the Meeting in person?.”

If my Ordinary Shares are held in Street Name, will my broker automatically vote them for me?

If your Ordinary Shares are held in Street Name by your bank, broker or nominee, your broker, bank, or nominee cannot vote your Ordinary Shares, unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your Ordinary Shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “Broker Non-Vote.” Broker Non-Votes can be counted for the purposes of determining the existence of a Quorum. However, your bank, broker or other nominee can vote your Ordinary Shares only if you provide instructions on how to vote on the Proposals. You should instruct your broker to vote your Ordinary Shares in accordance with directions you provide. You may also need to obtain a proxy form from the institution that holds your Ordinary Shares and follow the instructions included on that form regarding how to instruct your broker to vote your Ordinary Shares. Broker Non-Votes will have no effect on the outcome of any vote on any of the Proposals.

How do I change my vote?

Yes. You may change your vote by:

●	submitting your proxy card online at www.cstproxyvote.com, 24 hours a day, 7 days a week, until 48 hours prior to the Meeting or any adjourned meeting;

●	sending a later-dated, signed proxy card to Continental., at: Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor New York, New York 10004, Attn: Proxy, so that it is received by Continental 48 hours prior to the Meeting or any adjourned meeting; or

●	attending and voting during the Meeting.

You also may revoke your proxy by sending a notice of revocation to our Interim Chief Financial Officer, which must be received by our Interim Chief Financial Officer prior to the Meeting. Attending the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. However, if your shares are held in Street Name by your broker, bank or another nominee, you must contact your broker, bank or other nominee to confirm the procedures for changing your vote and/or revoking your proxy.

What is a Quorum requirement?

A Quorum of shareholders is necessary to hold a valid meeting. A Quorum will be present if one or more shareholders who together hold not less than a majority of the issued and outstanding Ordinary Shares is represented in person or by proxy at the Meeting (a “Quorum”).

Your shares will be counted towards the Quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or physically attend the Meeting. Abstentions and Broker Non-Votes will be counted towards the Quorum requirement. In the absence of a Quorum, the chairman of the Meeting has the power to adjourn the Meeting.

As of the Record Date, 1,049,614 Ordinary Shares would be required to achieve a Quorum at the Meeting. If a Quorum is not present within fifteen minutes from the start of the Meeting, the Meeting shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Board may determine, and if at the adjourned meeting a Quorum is not present within fifteen minutes from the time appointed for the meeting to commence, the meeting shall be dissolved.

Who can vote at the Meeting?

Only holders of record of Ordinary Shares at the close of business on April 10, 2026 are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On the Record Date, one Class B Ordinary Share and 2,099,226 Class A Ordinary Shares were issued and outstanding and entitled to vote. As of the Record Date, the Sponsor, officers and directors beneficially owned and were entitled to vote 1,968,749 Class A Ordinary Shares and one Class B Ordinary Share, which in the aggregate represent approximately 93.78% of our issued and outstanding Ordinary Shares. Assuming that only minimum Quorum is met at the Meeting, our Sponsor, officers and directors own a substantial number of our Ordinary Shares and can approve all of the Proposals, regardless of how other shareholders vote.

What interests do our directors and executive officers have in the approval of the Proposals?

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, officers and directors have interests in the Proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below.

●	If the GreenRock Business Combination or another initial Business Combination is not consummated by the Termination Date (subject to the Fifth Extension, as applicable), we will cease all operations except for the purpose of winding up, redeeming 100% of the issued and outstanding Public Shares for cash and, subject to the approval of our remaining shareholders and our Board, liquidating and dissolving. In such event, the 1,968,750 Founder Shares held by the Sponsor, officers and directors would be worthless because the Sponsor, officers and directors are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of approximately $[_] million based upon the closing price of the Public Shares of $[_] per share on the Pink Limited tier of the OTC Markets Group Inc. (“OTC”) on April 10, 2026, despite having been purchased for an aggregate of $25,000. As a result, our Sponsor, officers and directors are likely to be able to recoup their investment in us and make a substantial profit on that investment, even if our Ordinary Shares have lost significant value. This means that our Sponsor, officers and directors could earn a positive rate of return on their investment, even if our Public Shareholders experience a negative rate of return in the post-Business Combination company. Accordingly, our management team, which owns interests in the Sponsor, may have an economic incentive that differs from that of the Public Shareholders to pursue and consummate an initial Business Combination rather than to liquidate and to return all of the cash in the Trust Account to the Public Shareholders, even if that Business Combination were with a less favorable target company or on terms less favorable to shareholders rather than liquidate.

●	The Sponsor purchased an aggregate of 3,762,500 Private Placement Warrants for $3,762,500 in the Private Placement. If ClimateRock is unable to complete a Business Combination by the Termination Date (subject to the Fifth Extension, as applicable), the Private Placement Warrants will expire worthless and the Sponsor will be unable to recoup its investment in our Company. Accordingly, our management team, which owns interests in the Sponsor, may have an economic incentive that differs from that of the Public Shareholders to pursue and consummate an initial Business Combination rather than to liquidate and to return all of the cash in the Trust Account to the Public Shareholders, even if that Business Combination were with a less favorable target company or on terms less favorable to shareholders rather than liquidate.

●	Gluon Partners, LLP (“Gluon”), the Managing Partner of which is Per Regnarsson, our Chief Executive Officer and director, shall be entitled to receive a fee (the “Transaction Success Fee”) of up to $250,000 if we consummate a Business Combination, subject to the terms of a letter agreement, dated September 21, 2022 and as amended on October 5, 2022, which we entered into with Gluon (the “Gluon Engagement Letter”). In addition, Gluon will be entitled, with respect to any financing undertaken by our Company introduced by Gluon during the term of the Gluon Engagement Letter, to the following fees: (i) for a financing involving an issuance of our senior, subordinated and/or mezzanine debt securities, a cash fee payable at any closing equal to two percent (2.0%) of the gross proceeds received by us at such closing; (ii) for a financing involving equity, equity-linked or convertible securities, a cash fee payable at each closing equal to five percent (5.0%) of the gross proceeds received by us at such closing. Accordingly, our management team have an economic incentive that differs from that of the Public Shareholders to pursue and consummate an initial Business Combination rather than to liquidate and to return all of the cash in the Trust Account to the Public Shareholders, even if that Business Combination were with a less favorable target company or on terms less favorable to shareholders rather than liquidate.

●	Our Sponsor, officers and directors, and their affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and Business Combinations. However, if we fail to consummate a Business Combination within the Combination Period, these persons will not have any claim against the Trust Account for reimbursement. Accordingly, we may not be able to reimburse these expenses if the GreenRock Business Combination or another Business Combination is not completed by the Termination Date (subject to the Fifth Extension, as applicable). As of the date of this Proxy Statement, approximately $2 million in expenses were incurred.

●	Our existing directors and officers will be eligible for continued indemnification and continued coverage under our directors’ and officers’ liability insurance after the GreenRock Business Combination and pursuant to the GreenRock Business Combination Agreement.

●	In order to finance transaction costs in connection with a Business Combination, our Sponsor, officers and directors, or their respective affiliates may, but are not obligated to, loan us funds as may we require (the “Working Capital Loans”). If we complete an initial Business Combination, we will repay any Working Capital Loans. In the event that an initial Business Combination is not completed, we may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Any Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid, without interest, upon consummation of a Business Combination, or, at the lender’s discretion, up to $1,500,000 of the notes may be converted upon consummation of a Business Combination into additional Private Placement Warrants at a price of $1.00 per Warrant (the “Working Capital Warrants”). To date, we have entered into seven loan agreements (the “Eternal Loans”) with Eternal BV, a company controlled by Charles Ratelband V, Executive Chairman of our Board. The Eternal Loans are unsecured and do not bear interest and matured on December 31, 2025. The maturity date was subsequently extended to December 31, 2026. As of December 31, 2025, we have drawn approximately $3,124,063 under the Eternal Loans. Because the Eternal Loans may not be repaid from the proceeds of the Trust Account if we do not complete a Business Combination, the Executive Chairman of our Board has an economic incentive to complete a Business Combination, even if that Business Combination were with a target company or on terms less favorable to Public Shareholders than liquidation.

●	Our Sponsor holds the Prior Extension Promissory Notes (as defined in the section of this Proxy Statement entitled “Background”) in the principal amount of up to $1,607,623 in the aggregate issued in connection with contributions made by the Sponsor to us for the Prior Extensions, of which $1,417,937 was outstanding as of December 31, 2025, which is unlikely to be repaid if the GreenRock Business Combination is not consummated.

What happens to the Warrants and Rights if the Fifth Extension Amendment Proposal is not approved?

If the Fifth Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, we will be required to liquidate and dissolve our Trust Account by returning the then-remaining funds in the Trust Account to the Public Shareholders in accordance with our M&A and our Warrants and Rights will expire worthless.

What happens to the Warrants and Rights if the Fifth Extension Amendment Proposal is approved?

If the Fifth Extension Amendment Proposal is approved, we will be able to continue our efforts to consummate its initial Business Combination until the expiration of the Combination Period (or the Board’s election for earlier liquidation) and will retain the blank check company restrictions previously applicable to us, and our Warrants and Rights will remain outstanding in accordance with their terms.

How do I redeem my Public Shares in the Fifth Extension Redemptions?

In connection with the Fifth Extension Amendment Proposal and contingent upon whether the Fourth Amendment Proposal is approved, each of our Public Shareholders that made an Election may seek to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable, if any), divided by the number of then issued and outstanding Public Shares, subject to any limitations described in the IPO Prospectus. If you choose not to make an Election in the Fifth Extension Redemptions, you will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination by the Termination Date, subject to any limitations set forth in our M&A.

In order to make the Election, you must, prior to 5:00 p.m. Eastern Time on April 29, 2026 (two business days before the Meeting) tender your Public Shares physically or electronically and submit a request in writing that we redeem your Public Shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

Public Shareholders seeking to exercise their redemption rights in the Fifth Extension Redemptions and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from Continental and time to effect delivery. It is our understanding that our Public Shareholders should generally allot at least two weeks to obtain physical certificates from Continental. However, we do not have any control over this process and it may take longer than two weeks. Public Shareholders who hold their Public Shares in Street Name will have to coordinate with their bank, broker or other nominee to have the Public Shares certificated or delivered electronically.

In the event that a Public Shareholder tenders Public Shares, and the Fifth Extension Amendment Proposal is not approved, these Public Shares will not be redeemed and the physical certificates representing these Public Shares will be returned to the shareholder promptly following the determination that the Fifth Extension Amendment Proposal will not be approved.

Our Public Shareholders seeking to exercise their redemption rights, whether they are Shareholders of Record or hold their Public Shares in Street Name, are required to either tender their certificates to the transfer agent prior to the date set forth in this Proxy Statement, or to deliver their shares to the transfer agent electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Meeting ensures that a redeeming Public Shareholder’s Election to redeem in the Fifth Extension Redemptions is irrevocable once the Fifth Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the Public Shares or delivering them through the DWAC system. Continental will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming Public Shareholder. However, this fee would be incurred regardless of whether or not Public Shareholders seeking to exercise redemption rights are required to tender their Public Shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

If I am a Unit holder, can I exercise redemption rights with respect to my Units?

No. Holders of outstanding Units must separate the underlying Public Shares, Public Warrants and Rights prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate (physically or electronically) for such Units to Continental, our transfer agent, with written instructions to separate such Units into Public Shares, Public Warrants and Rights. This must be completed far enough in advance to permit the delivery of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Units into Public Shares, Public Warrants and Rights. See “How do I redeem my Public Shares in the Fifth Extension Redemptions?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your Public Shares are registered in more than one name or are registered in different accounts. For example, if you hold your Public Shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold Public Shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Public Shares.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies for the Meeting from our working capital. We have engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $8,500 in connection with such services for the Meeting. We will also reimburse the Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to Beneficial Owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.

Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which we are required to file with the SEC within four (4) business days following the Meeting.

What other business may be conducted at Meeting?

The Meeting has been called only to consider and vote on the approval of the Fifth Extension Amendment Proposal and the Adjournment Proposal, if presented.

What do I need to do now?

You are urged to read carefully and consider the information contained in this Proxy Statement, including Annex A, and to consider how each of the Proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card or, if you hold your shares in Street Name through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Who can help answer my questions?

If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor at:

Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section of this Proxy Statement entitled “Where You Can Find More Information.”

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	our ability to complete the GreenRock Business Combination;

●	the anticipated benefits of the GreenRock Business Combination;

●	the volatility of the market price and liquidity of our securities;

●	the use of funds not held in the Trust Account or available to us from interest income on the Trust Account balance; and

●	the competitive environment in which our successor will operate following the GreenRock Business Combination.

Additionally, in 2024, the SEC adopted additional rules and regulations relating to special purpose acquisition companies (“SPACs” and such rules, the “2024 SPAC Rules”). The 2024 SPAC Rules require, among other matters, (i) additional disclosures relating to SPAC sponsors and related persons; (ii) additional disclosures relating to SPAC Business Combination transactions; (iii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in connection with proposed Business Combination transactions; (iv) additional disclosures regarding projections included in SEC filings in connection with proposed Business Combination transactions; and (v) the requirement that both the SPAC and its target company be co-registrants in connection with registration statements relating to proposed Business Combination transactions. In addition, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”), including its duration, asset composition, business purpose, and the activities of the SPAC and its management team. The 2024 SPAC Rules may materially affect our ability to negotiate and complete our initial Business Combination and may increase the costs and time related thereto.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law.

For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, see the section of this Proxy Statement entitled “Risk Factors,” and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in the section entitled “Risk Factors” contained in our (i) IPO Prospectus, (ii) Annual Reports on Form 10-K for the fiscal years ended December 31, 2022, December 31, 2023 and December 31, 2024, as filed with the SEC on February 17, 2023, March 18, 2024 and June 25, 2025, respectively, (iii) Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2022, September 30, 2022, March 31, 2023, June 30, 2023, September 30, 2023, September 30, 2024 and June 30, 2025, as filed with the SEC on August 11, 2022, November 9, 2022, May 8, 2023, August 14, 2023, November 14, 2023, November 14, 2024 and September 25, 2025, respectively, and (iv) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected, or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation. We may disclose changes to such risk factors or disclose additional risk factors from time to time in our future filings with the SEC.

For risks related to GreenRock and the GreenRock Business Combination, please see the GreenRock Registration Statement.

There are no assurances that the Fifth Extension will enable us to complete a Business Combination.

Approving the Fifth Extension involves a number of risks. Even if the Fifth Extension Amendment Proposal is approved, we can provide no assurances that the Business Combination will be consummated prior to the Fifth Extended Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Fifth Extension Amendment Proposal is approved, we expect to seek shareholder approval of the Business Combination.

We are required to offer Public Shareholders, other than our Sponsor, directors and officers or their affiliates, the opportunity to redeem their Public Shares in connection with the Fifth Extension Amendment, and we will be required to offer such Public Shareholders redemption rights again in connection with any shareholder vote to approve the Business Combination. Even if the Fifth Extension Amendment Proposal or the Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Fifth Extension Amendment and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our Public Shareholders may be unable to recover their investment except through sales of our Public Shares on the open market. The price of our Public Shares may be volatile, and there can be no assurance that Public Shareholders will be able to dispose of our Public Shares at favorable prices, or at all.

Our Sponsor, officers and directors own a substantial number of our Ordinary Shares, and if only minimum Quorum is met at the Meeting, they can approve all of the Proposals, regardless of how other shareholders vote.

Following the Founder Share Conversion and the Prior Extension Redemptions, our Sponsor, officers and directors collectively own 1,968,750 Class A Ordinary Shares and one Class B Ordinary Share, or approximately 93.78% of the outstanding Ordinary Shares entitled to vote at the Meeting, and plan to vote all of the Founder Shares owned by them in favor of the Proposals. Assuming that (i) only minimum Quorum is met at the Meeting and (ii) our Sponsor, officers and directors vote all of the Ordinary Shares owned by them at the Meeting, both of the Proposals can be approved at the Meeting, even if our Public Shareholders do not vote “FOR” either of the Proposals.

If our initial Business Combination involves a company organized in the United States, it is possible that a 1% U.S. federal excise tax will be imposed on us in connection with redemptions of our Ordinary Shares after or in connection with such initial Business Combination.

On August 16, 2022, the Inflation Reduction Act of 2022 became law in the United States, which, among other things, imposes a 1% excise tax (the “Excise Tax”) on the fair market value of certain repurchases (including certain redemptions) of stock by publicly traded domestic (i.e., United States) corporations (and certain non-U.S. corporations treated as “surrogate foreign corporations”). The Excise Tax applies to stock repurchases occurring in 2023 and beyond. The amount of the Excise Tax is generally 1% of the fair market value of the shares of stock repurchased at the time of the repurchase. In April 2024, the U.S. Department of the Treasury (the “Treasury Department”) issued proposed regulations providing guidance with respect to the Excise Tax. Under the proposed regulations, liquidating distributions made by publicly traded domestic corporations are exempt from the Excise Tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax. Taxpayers may rely on these proposed regulations until final regulations are issued.

As an entity incorporated as a Cayman Islands exempted company, the Excise Tax is not expected to apply to redemptions of our Class A Ordinary Shares, including the Fifth Extension Redemptions (absent any further regulations and other additional guidance that may be issued in the future with retroactive effect).

However, in connection with an initial Business Combination involving a company organized under the laws of the United States, it is possible that we domesticate and continue as a Delaware corporation prior to certain redemptions and it is possible that we will be subject to the Excise Tax with respect to any subsequent redemptions, including redemptions in connection with the initial Business Combination, that are treated as repurchases for this purpose (other than, pursuant to the proposed regulations, redemptions in complete liquidation of the company). In all cases, the extent of the Excise Tax that may be incurred will depend on a number of factors, including the fair market value of our stock redeemed, the extent such redemptions could be treated as dividends and not repurchases, and the content of the final regulations and other additional guidance from the Treasury Department that may be issued and applicable to the redemptions. Issuances of stock by a repurchasing corporation in a year in which such corporation repurchases stock may reduce the amount of Excise Tax imposed with respect to such repurchase. The Excise Tax is imposed on the repurchasing corporation itself, not the shareholders from which stock is repurchased. The imposition of the Excise Tax as a result of redemptions in connection with the initial Business Combination could, however, reduce the amount of cash available to pay redemptions or reduce the cash contribution to the target business in connection with our initial Business Combination, which could cause the other shareholders of the combined company to economically bear the impact of such Excise Tax.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination, and results of operations.

We are subject to laws and regulations enacted by national, regional and local governments. In particular, we are required to comply with certain SEC and other legal requirements and numerous complex tax laws. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial Business Combination, and results of operations.

On January 24, 2024, the SEC adopted the 2024 SPAC Rules requiring, among other matters, (i) additional disclosures relating to SPAC Business Combination transactions; (ii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in both SPAC initial public offerings and Business Combination transactions; (iii) additional disclosures regarding projections included in SEC filings in connection with proposed Business Combination transactions; and (iv) the requirement that both the SPAC and its target company be co-registrants for Business Combination registration statements

In addition, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act, including its duration, asset composition, business purpose, and the activities of the SPAC and its management team in furtherance of such goals.

Compliance with the 2024 SPAC Rules and related guidance may (i) increase the costs of and the time needed to negotiate and complete an initial Business Combination and (ii) constrain our ability to complete an initial Business Combination.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial Business Combination.

The SEC’s adopting release with respect to the 2024 SPAC Rules provided guidance relating to the potential status of SPACs as investment companies subject to regulation under the Investment Company Act and the regulations thereunder. Whether a SPAC is an investment company is dependent on specific facts and circumstances and we can give no assurance that a claim will not be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including (i) restrictions on the nature of our investments; and (ii) restrictions on the issuance of securities, each of which may make it difficult for us to complete our initial Business Combination.

In addition, we may have imposed upon us burdensome requirements, including: (i) registration as an investment company; (ii) adoption of a specific form of corporate structure; and (iii) reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. We are mindful of the SEC’s investment company definition and guidance and intend to complete an initial Business Combination with an operating business, and not with an investment company, or to acquire minority interests in other businesses exceeding the permitted threshold.

We do not believe that our business activities will subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account were initially invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations; the holding of these assets in this form is intended to be temporary and for the sole purpose of facilitating the intended Business Combination. To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, which risk increases the longer that we hold investments in the Trust Account, on May 2, 2024, we instructed Continental, as trustee of the Trust Account, to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash or in an interest bearing demand deposit account at a bank.

Pursuant to the Investment Management Trust Agreement, dated April 27, 2022, by and between us and Continental (the “Trust Agreement”), Continental is not permitted to invest in securities or assets other than as described above. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intended to avoid being deemed an “investment company” within the meaning of the Investment Company Act. Our IPO was not intended for persons who were seeking a return on investments in government securities or investment securities. The Trust Account is intended solely as a temporary depository for funds pending the earliest to occur of: (i) the completion of our initial Business Combination; (ii) the redemption of any Public Shares properly submitted in connection with a shareholder vote to amend our M&A (x) in a manner that would affect the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete our initial Business Combination within the Combination Period; or (y) with respect to any other provision relating to the rights of holders of our Class A Ordinary Shares or pre-initial Business Combination activity; or (iii) absent an initial Business Combination within the Combination Period, our return of the funds held in the Trust Account to our Public Shareholders as part of our redemption of the Public Shares.

We are aware of litigation claiming that certain SPACs should be considered investment companies. Although we believe that these claims are without merit, we cannot guarantee that we will not be deemed to be an investment company and thus subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete an initial Business Combination or may result in our liquidation. If we are unable to complete our initial Business Combination, our Public Shareholders may receive only approximately $13.14 per Public Share (as of April 10, 2026 and before taking into account the removal of the accrued interest in the Trust Account to pay our taxes, if any) upon the liquidation of our Trust Account and our Warrants and Rights will expire worthless.

ClimateRock may be deemed a “foreign person” under the regulations relating to the Committee on Foreign Investment in the United States (“CFIUS”) and its failure to obtain any required approvals within the requisite time period may require it to liquidate.

Our Sponsor is U.N. SDG Support LLC, a Delaware limited liability company. Charles Ratelband V is the sole managing member of the Sponsor and a Dutch citizen and holds an approximate 90% interest in the Sponsor. Thus, the Sponsor is controlled by non-U.S. persons. The Sponsor currently owns 1,968,750 Ordinary Shares, and 3,762,500 Private Placement Warrants that were purchased by the Sponsor in the Private Placement. Other members of the Sponsor include certain of our officers and directors.

Thus, we believe that we and the Sponsor constitute a “foreign person” under CFIUS rules and regulations, though, we do not believe the Business Combination between ClimateRock and GreenRock is subject to CFIUS review. However, if the Business Combination with GreenRock falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate the GreenRock Business Combination. In addition, if the GreenRock Business Combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the GreenRock Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the GreenRock Business Combination.

Although we do not believe the GreenRock Business Combination is subject to CFIUS review, CFIUS may take a different view and decide to block or delay the GreenRock Business Combination, impose conditions to mitigate national security concerns with respect to the GreenRock Business Combination, order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any foreign ownership by the Sponsor. If we were to seek an initial Business Combination other than the GreenRock Business Combination, the pool of potential targets with which we could complete an initial Business Combination may be limited as a result of any such regulatory restriction. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete the GreenRock Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, the Public Shareholders may only receive $13.14 per share (as of April 10, 2026 before taxes payable, if any), and our Warrants and Rights will expire worthless. This will also cause you to lose any potential investment opportunity in GreenRock and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Since we did not consummate our initial Business Combination by April 7, 2025, our securities were delisted on Nasdaq (as defined below). Such delisting could have a material adverse effect on the trading of our securities and may adversely affect our ability to consummate an initial Business Combination, including the GreenRock Business Combination.

As previously disclosed, on April 10, 2024, we received a deficiency letter from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying us that our Public Shareholders were below the 400 Public Holders minimum requirement for continued inclusion on the Global Market tier of Nasdaq pursuant to Nasdaq Listing Rule 5450(a)(2) (the “Public Holders Requirement”). The notifications received had no immediate effect on our Nasdaq listing. The continued listing rules of Nasdaq, as they exist as of the date of this Proxy Statement (the “Nasdaq Rules”) provided us 45 calendar days to submit a plan to regain compliance and a compliance period of up to 180 calendar days in which to evidence compliance. We submitted to Nasdaq a plan to regain compliance on May 28, 2024, and the Staff granted us an extension until October 7, 2024 to comply with the Public Holders Requirement.

On October 8, 2024, we received a notice from the Staff that, since we had not regained compliance with the Public Holders Requirement, our securities would be subject to delisting from Nasdaq, unless we timely requested a hearing before the Hearing Panel of Nasdaq (the “Panel”) by October 15, 2024. On October 15, 2024, we submitted a request to appeal to the Panel and the hearing was held on December 10, 2024. On January 6, 2025, the Panel granted our request for an exception until April 7, 2025 at which time we needed to demonstrate compliance with the Public Holders Requirement. On April 2, 2025, we notified the Panel that we would not be able to close our initial Business Combination by the Panel’s April 7, 2025 deadline.

On April 8, 2025, we received written notice from the Panel indicating that the Panel had determined to delist our securities from Nasdaq and that trading in our securities would be suspended at the open of trading on April 10, 2025, due to our failure to comply with the terms of its earlier decision. Pursuant to such decision, among other things, we were required to complete our initial Business Combination by no later than April 7, 2025. Accordingly, the Panel determined to delist our securities from Nasdaq. Our public securities were suspended from Nasdaq on April 10, 2025, and the Form 25-NSE was filed on July 15, 2025 to delist our securities from Nasdaq.

Following the suspension of trading on Nasdaq, our Units, Public Shares, Public Warrants and Rights are quoted on the Pink Limited tier of the OTC under the symbols “CLRUF,” “CLRCF,” “CLRWF,” and “CLRRF,” respectively. The Pink Limited tier of the OTC is a significantly more limited market than Nasdaq, and quotations on the Pink Limited tier of the OTC may result in a less liquid market available for existing and potential shareholders to trade our public securities and could adversely affect the trading prices of our public securities.

Even though our public securities are quoted on an over-the-counter market, our Nasdaq delisting could have significant material adverse consequences, including:

●	making our securities appear to be less attractive to potential target companies than the securities of an exchange listed SPAC;

●	limited availability of market quotations for our securities, which could make it more difficult for our shareholders to sell their securities and could constrain our ability to complete an initial Business Combination;

●	reduced liquidity for our securities;

●	the possibility that our Class A Ordinary Shares would be deemed “penny stock,” which will require brokers trading in our Class A Ordinary Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

●	Institutional investors losing interest in our securities;

●	limited news and analyst coverage; and

●	decreased ability to issue additional securities or obtain additional financing in the future.

In addition, trading in our securities, and offers and sales of our securities by us, may be subject to state securities regulation and additional compliance costs.

BACKGROUND

We are a blank check company incorporated as an exempted company in the Cayman Islands for the purpose of effecting a Business Combination.

As of the Record Date, there are issued and outstanding (i) 2,099,226 Class A Ordinary Shares and (ii) one Class B Ordinary Share. In addition, we issued (i) 3,935,786 Public Warrants, every whole Public Warrant entitling their holder to purchase one Class A Ordinary Share upon the consummation of an initial Business Combination, (ii) 7,871,585 Rights, each Right entitling its holder to receive one-tenth (1/10) of a Class A Ordinary Share upon the consummation of an initial Business Combination and (iii) 3,762,500 Private Placement Warrants, each exercisable to purchase one Class A Ordinary Share as part of the Private Placement.

The IPO Prospectus and the M&A provided we initially had until May 2, 2023 (the date that was 12 months after the consummation of the IPO) to complete a Business Combination. However, if we anticipated that we would not be able to consummate the initial Business Combination by May 2, 2023, we could extend such date by two additional 3-month periods (for a total of up to 18 months) without submitting proposed extensions to our shareholders for approval or offering our Public Shareholders redemption rights in connection therewith. Such extensions required our Sponsor or its affiliates or designees, to deposit certain amounts into the Trust Account on or prior to the date of the applicable deadline for each additional three-month period.

On April 27, 2023, we held the 2023 EGM, at which, our shareholders approved, among other things, an amendment to the M&A to approve the First Extension. In connection with the approval of the First Extension, Public Shareholders elected to redeem an aggregate of 5,297,862 Public Shares. As a result, an aggregate of approximately $55.26 million (approximately $10.43 per share) was released from the Trust Account to pay such Public Shareholders (the “First Extension Redemptions”). In connection with the First Extension, we issued to the Sponsor an unsecured convertible promissory note having an aggregate principal amount of up to $900,000 (the “First Extension Promissory Note”). The First Extension Promissory Note bears no interest and will be due and payable (subject to the waiver against the Trust Account provisions) on the earlier of (i) the date on which the Business Combination is consummated and (ii) the date of our liquidation. At any time prior to the payment in full of the principal balance of the First Extension Promissory Note, the Sponsor may elect to convert all or any portion of the unpaid principal balance into that number of warrants (the “Conversion Warrants”) at a conversion price of $1.00 per Conversion Warrant. The Conversion Warrants shall be identical to the Private Placement Warrants.

On March 31, 2023, the Sponsor elected to convert on a one-for-one basis 1,968,749 Class B Ordinary Shares that were issued prior to our IPO into 1,968,749 Class A Ordinary Shares, and following such Founder Conversion, our Sponsor owns one Class B Ordinary Share. The Founder Shares following the Founder Conversion are subject to the same restrictions as the Class B Ordinary Shares before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial Business Combination as described in the IPO Prospectus. The Founder Shares are entitled to registration rights.

On April 29, 2024, we held the 2024 EGM, at which shareholders approved, among other things, the Second Extension. In connection with the vote to approve the Second Extension, Public Shareholders elected to redeem an aggregate of 111,915 Public Shares. As a result, an aggregate of approximately $1.27 million (approximately $11.37 per share) was released from the Trust Account to pay such Public Shareholders (the “Second Extension Redemptions”). In connection with the Second Extension, we issued to the Sponsor an unsecured convertible promissory note having an aggregate principal amount of up to $600,000 (the “Second Extension Promissory Note”). The Second Extension Promissory Note bears no interest and will be due and payable (subject to the waiver against the Trust Account provisions) on the earlier of (i) the date on which the Business Combination is consummated and (ii) the date of our liquidation. At any time prior to the payment in full of the principal balance of the Second Extension Promissory Note, the Sponsor may elect to convert all or any portion of the unpaid principal balance into that number of Conversion Warrants at a conversion price of $1.00 per Conversion Warrant.

On May 1, 2025, we held the May 2025 EGM, at which shareholders approved, among other things, the Third Extension. In connection with the vote to approve the Third Extension, Public Shareholders elected to redeem an aggregate of 2,016,792 Public Shares. As a result, an aggregate of approximately $24.6 million (approximately $12.2 per share) was released from the Trust Account to pay such Public Shareholders (the “Third Extension Redemptions”). In connection with the Third Extension, we issued to the Sponsor an unsecured promissory note having an aggregate principal amount of up to $107,623 (the “Third Extension Promissory Note” and together with the First Extension Promissory Note and the Second Extension Promissory Note, the “Prior Extension Promissory Notes”). The Third Extension Promissory Note bears no interest and will be due and payable (subject to the waiver against the Trust Account provisions) on the earlier of (i) the date on which the Business Combination is consummated and (ii) the date of our liquidation.

On October 29, 2025, we held the October 2025 EGM, at which shareholders approved, among other things, the Fourth Extension. In connection with the vote to approve the Fourth Extension, Public Shareholders elected to redeem an aggregate of 436,079 Public Shares. As a result, an aggregate of approximately $5.5 million (approximately $12.71 per share) was released from the Trust Account to pay such Public Shareholders (the “Fourth Extension Redemptions” and together with the First Extension Redemptions, the Second Extension Redemptions and the Third Extension Redemptions, the “Prior Extension Redemptions”).

As of April 10, 2026, approximately $162.4 million in proceeds from our IPO, the Private Placement, extension related deposits and interest income were held in our Trust Account in the United States maintained by Continental, acting as trustee. The proceeds held in the Trust Account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the Trust Agreement, the trustee is not permitted to invest in other securities or assets. As currently in effect, the Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our initial Business Combination; (ii) the redemption of any Public Shares properly submitted in connection with a shareholder vote to amend our (A) to modify the substance or timing of our obligation to allow redemptions in connection with our initial Business Combination or to redeem 100% of our Public Shares if we do not complete our initial Business Combination within the applicable time frame, or (B) with respect to any other provision relating to shareholders’ rights or pre-initial Business Combination activity; or (iii) absent an initial Business Combination within the applicable time frame, our return of the funds held in the Trust Account to our Public Shareholders as part of our redemption of the Public Shares. To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, which risk increases the longer that we hold investments in the Trust Account, on May 2, 2024, we instructed Continental, as trustee of the Trust Account, to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash or in an interest bearing demand deposit account.

Nasdaq Delisting

On April 10, 2024, we received a deficiency letter from the Staff of Nasdaq notifying us that our Public Shareholders were below the Public Holders Requirement. The notification received had no immediate effect on our Nasdaq listing. The Nasdaq Rules provide we had 45 calendar days to submit a plan to regain compliance and a compliance period of up to 180 calendar days in which to evidence compliance. We submitted to Nasdaq a plan to regain compliance on May 28, 2024, and the Staff granted us an extension until October 7, 2024 to comply with the Public Holders Requirement.

On October 8, 2024, we received a notice from the Staff that, since we had not regained compliance with the Public Holders Requirement, our securities would be subject to delisting from Nasdaq, unless we timely requested a hearing before the Panel by October 15, 2024. On October 15, 2024, we submitted a request to appeal to the Panel and the hearing was held on December 10, 2024. On January 6, 2025, the Panel granted our request for an exception until April 7, 2025 at which time we needed to demonstrate compliance with the Public Holders Requirement. On April 2, 2025, we notified the Panel that we would not be able to close our initial Business Combination by the Panel’s April 7, 2025 deadline.

On April 8, 2025, we received written notice from the Panel indicating that the Panel had determined to delist our securities from Nasdaq and that trading in our securities would be suspended at the open of trading on April 10, 2025, due to our failure to comply with the terms of its earlier decision. Pursuant to such decision, among other things, we were required to complete our initial Business Combination by no later than April 7, 2025. Accordingly, the Panel determined to delist our securities from Nasdaq. Our public securities were suspended from Nasdaq on April 10, 2025, and a Form 25-NSE was filed on July 15, 2025 to complete the delisting of our securities from Nasdaq.

Following the suspension of trading on Nasdaq, our Units, Public Shares, Public Warrants and Rights are quoted on the Pink Limited tier of the OTC under the symbols “CLRUF,” “CLRCF,” “CLRWF,” and “CLRRF,” respectively.

See the section of the Proxy Statement entitled “Risk Factors” for additional information regarding the potential risks associated with our Nasdaq delisting.

The Proposed Business Combination with GreenRock

As previously announced in the GreenRock Form 8-Ks, on December 30, 2023, we entered into an Agreement and Plan of Merger with GreenRock, Pubco, the SPAC Merger Sub and the Company Merger Sub. This Agreement and Plan of Merger was amended on November 6, 2024, before being restated on March 21, 2025, by the GreenRock Business Combination Agreement. Pursuant to the GreenRock Business Combination Agreement, subject to the terms and conditions set forth therein, (i) SPAC Merger Sub will merge with and into our Company, with our Company continuing as the surviving entity and wholly-owned subsidiary of Pubco, in connection with which all of our existing securities will be exchanged for rights to receive securities of Pubco as follows: (a) immediately prior to the SPAC merger effective time, every issued and outstanding Unit will be automatically separated and the holders thereof will be deemed to hold one (1) Class A Ordinary Share, one-half (1/2) of Public Warrant and one Right, (b) each Class A Ordinary Share outstanding immediately prior to the effective time that has not been redeemed shall automatically convert into one ordinary share, par value $0.0001, issued by Pubco (each, a “Pubco Ordinary Share”), (c) each Class B Ordinary Share outstanding immediately prior to the SPAC merger effective time shall automatically convert into one Pubco Ordinary Share, (d) each of our Public Warrants and each of our Private Placement Warrants shall automatically convert into one warrant to purchase Pubco Ordinary Shares on substantially the same terms and conditions; (e) each Right will be automatically converted into the number of Pubco Ordinary Shares that would have been received by the holder of such Right if it had been converted upon the consummation of a Business Combination in accordance with our organizational documents, and (ii) Company Merger Sub will merge with and into GreenRock, with GreenRock continuing as the surviving entity and wholly-owned subsidiary of Pubco, pursuant to which (x) each GreenRock ordinary share (the “GreenRock Ordinary Shares”) issued and outstanding immediately prior to the effective time shall be automatically cancelled and extinguished and converted into the right to receive the applicable portion of Pubco Ordinary Shares constituting the merger consideration and (y) each issued and outstanding GreenRock convertible security shall be converted into Pubco convertible securities of like tenor and shall have, and be subject to, substantially the same terms and conditions as set forth in the applicable organizational document of GreenRock, except that they shall represent the right to acquire Pubco Ordinary Shares in lieu of GreenRock Ordinary Shares.

For more information about the GreenRock Business Combination, see the GreenRock Business Combination Form 8-Ks and the GreenRock Registration Statement.

You are not being asked to vote on the GreenRock Business Combination at the Meeting. The vote by our shareholders on the GreenRock Business Combination will occur at the separate GreenRock Business Combination Meeting and the solicitation of proxies from our shareholders in connection with such separate GreenRock Business Combination Meeting. The related right of our shareholders to redeem in connection with the GreenRock Business Combination (which is a separate right to redeem in addition to the right to redeem in the Fifth Extension Redemptions) is the subject of the separate proxy statement/prospectus contained in the GreenRock Registration Statement. If you want to ensure your Public Shares are redeemed in the event the GreenRock Business Combination is completed, you should elect to redeem your Public Shares in connection with the GreenRock Business Combination Meeting.

THE MEETING

This Proxy Statement is being provided to our shareholders as part of a solicitation of proxies by the Board for use at the Meeting. This Proxy Statement contains important information regarding the Meeting, the Proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This Proxy Statement is being first mailed on or about April [_], 2026 to all Shareholders of Record as of April 10, 2026, the Record Date for the Meeting. Shareholders of Record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Meeting.

Date, Time and Place of the Meeting

The Meeting will be held on May 1, 2026, at 10:00 a.m. Eastern Time, at the office of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at such other time, on such other date and at such other place to which the Meeting may be adjourned.

Attending the Meeting

Only shareholders who own Ordinary Shares as of the close of business on the Record Date will be entitled to attend the Meeting. If you are such a shareholder, you will be permitted to attend the Meeting in person at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105.

You will not be required to attend the Meeting in person in order to vote. You will be able to appoint a proxy to vote your Ordinary Shares at the Meeting. See “Voting Your Shares” below for specific instructions on how to vote your Ordinary Shares.

Purpose of the Meeting

At the Meeting, you will be asked to consider and vote upon the following matters:

i.	Proposal One — the Fifth Extension Amendment Proposal — A proposal to approve, by way of special resolution, an amendment to the M&A in the form set forth in Annex A hereto to extend the date by which we must consummate a Business Combination from May 2, 2026 to November 2, 2026 (or such earlier date as determined by the Board in its sole discretion); and

ii.	Proposal Two — the Adjournment Proposal — A proposal to approve, by way of ordinary resolution, an adjournment of the Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the foregoing proposal.

The Adjournment Proposal will only be presented at the Meeting if there are not sufficient tabulated votes to approve the Fifth Extension Amendment Proposal. The Adjournment Proposal may be presented as the first proposal at the time of the Meeting.

The Fifth Extension Amendment is essential to the overall implementation of the Board’s plan to extend the date by which we must complete the Business Combination from the Termination Date to the Fifth Extended Date, as well as to (i) enable the Board to liquidate the Trust Account to redeem all Public Shares on a specified date following the approval of the Fifth Extension Amendment Proposal, but prior to the Fifth Extended Date if it determines such action is in the best interests of the shareholders.

You are not being asked to vote on the GreenRock Business Combination at the Meeting. The vote by our shareholders on the GreenRock Business Combination will occur at the separate GreenRock Business Combination Meeting and the solicitation of proxies from our shareholders in connection with such separate GreenRock Business Combination Meeting. The related right of our shareholders to redeem in connection with the GreenRock Business Combination (which is a separate right to redeem in addition to the right to redeem in the Fifth Extension Redemptions) is the subject of the separate proxy statement/prospectus contained in the GreenRock Registration Statement. If you want to ensure your Public Shares are redeemed in the event the GreenRock Business Combination is completed, you should elect to redeem your Public Shares in connection with the GreenRock Business Combination Meeting.

Public Shareholders, other than our Sponsor, directors and officers or their affiliates, may elect to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account in connection with the Fifth Extension Amendment Proposal, regardless of whether or how such Public Shareholders vote with respect to the Fifth Extension Amendment Proposal. Additionally, redemption payments for Elections in connection with this Meeting will only be made if the Fifth Extension Amendment Proposal receive the requisite shareholder approvals. If the Fifth Extension Amendment Proposal are approved by the requisite vote of shareholders, the remaining Public Shareholders will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account when the Business Combination is submitted to the shareholders.

Any Election, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent. Furthermore, if a Public Shareholder delivers the certificate representing its Public Shares in connection with an Election and subsequently decides prior to the Meeting not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Fifth Extension Redemptions, and the amount remaining in the Trust Account may be significantly reduced from the approximately $162.4 million that was in the Trust Account as of April 10, 2026.

If the Fifth Extension Amendment Proposal is not approved and the Business Combination is not completed on or before the Termination Date, then, as contemplated by and in accordance with the M&A, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Voting Rights and Revocation of Proxies

The Record Date with respect to this solicitation is the close of business on April 10, 2026 and only Shareholders of Record at that time will be entitled to vote at the Meeting and any adjournments or postponements thereof.

If you are a holder of record of Ordinary Shares, you can revoke your proxy at any time before the final vote at the Meeting by (i) delivering a later-dated, signed proxy card so that it is received at least 48 hours prior to the time for holding the Meeting (or any adjourned meeting), (ii) granting a subsequent proxy online at least 48 hours prior to the time for holding the Meeting (or any adjourned meeting) or (iii) voting at the Meeting. Attendance at the Meeting alone will not change your vote. If your Ordinary Shares are held in Street Name by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.

Dissenters’ Right of Appraisal

Holders of our Ordinary Shares do not have appraisal rights under Cayman Islands law or under our governing documents in connection with this solicitation.

Outstanding Shares and Quorum

The number of issued and outstanding Ordinary Shares entitled to vote at the Meeting is 2,099,226 Class A Ordinary Shares and one Class B Ordinary Share. Each Ordinary Share is entitled to one vote.

A Quorum of shareholders is necessary to hold a valid meeting. A Quorum will be present if one or more shareholders who together hold not less than a majority of the issued and outstanding Ordinary Shares is represented in person or by proxy at the Meeting.

Your shares will be counted towards the Quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or physically attend the Meeting. Abstentions and Broker Non-Votes will be counted towards the Quorum requirement. In the absence of a Quorum, the chairman of the Meeting has the power to adjourn the Meeting.

As of the Record Date, 1,049,614 Ordinary Shares would be required to achieve a Quorum at the Meeting. If a Quorum is not present within fifteen minutes from the start of the Meeting, the Meeting shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Board may determine, and if at the adjourned meeting a Quorum is not present within fifteen minutes from the time appointed for the meeting to commence, the meeting shall be dissolved.

Broker Non-Votes

Holders of our Ordinary Shares that are held in Street Name must instruct their bank or brokerage firm that holds their shares how to vote their Ordinary Shares. The Proposals are considered to be “non-routine,” and brokers, banks or other nominees will not have discretionary voting power with respect to such Proposals. Thus, your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares, and your broker can tell you how to provide these instructions.

Required Votes for Each Proposal to Pass

Assuming the presence of a Quorum at the Meeting:

●	the Fifth Extension Amendment Proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of a majority of at least two-thirds (2/3) of the votes which are cast by the shareholders who, being entitled to do so, vote in person or by proxy at the Meeting or any adjournment thereof; and

●	the Adjournment Proposal, if presented, must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a simple majority of the votes cast by the shareholders who, being entitled to do so, vote in person or by proxy at the Meeting.

Abstentions will not have an effect on the Proposals, assuming a Quorum is present. The failure to vote will have no effect on the Proposals, assuming a Quorum is present.

As of the Record Date, the Sponsor, officers and directors beneficially owned and were entitled to vote 1,968,749 Class A Ordinary Shares and one Class B Ordinary Share, which in the aggregate represent approximately 93.78% of our issued and outstanding Ordinary Shares. Assuming that only minimum Quorum is met at the Meeting, our Sponsor, officers and directors own a substantial number of our Ordinary Shares and can approve all of the Proposals, regardless of how other shareholders vote.

Voting Your Shares

Shareholders of Record

If you are a Shareholder of Record, each Ordinary Share that you own in your name entitles you to one vote on each of the Proposals. Your one or more proxy cards show the number of Ordinary Shares that you own. If you are a Shareholder of Record:

●	At the Meeting. You may vote at the Meeting.

●	Online. You may vote by proxy by completing and submitting your proxy card online at www.cstproxyvote.com, 24 hours a day, 7 days a week, until 48 hours prior to the Meeting or any adjourned meeting.

●	By Mail. You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. Proxy cards submitted by mail must be received 48 hours prior to the Meeting or any adjourned meeting.

By submitting a duly completed proxy card (either online or by mail), you are authorizing the individual named on the proxy card to vote your shares at the Meeting in the manner you indicate. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you sign and return the proxy card but do not give instructions on how to vote your Ordinary Shares, your Ordinary Shares will be voted at the discretion of your proxy.

Whether or not you plan to attend the Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Meeting and vote if you have already voted by proxy.

Beneficial Owners

If you are a Beneficial Owner and your shares are held in Street Name, then your Ordinary Shares are registered in the name of your broker, bank or other agent. If you are a Beneficial Owner, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us. If you are a Beneficial Owner of shares held in Street Name:

●	At the Meeting. If you wish to vote at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your Ordinary Shares. Please contact that organization for instructions regarding obtaining a legal proxy.

●	By Mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

●	Online. You may vote by proxy by submitting your proxy online, if this option is available to you, in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in Street Name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary. If your bank or brokerage firm does not offer online voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided.

Changing Your Vote and Revoking Your Proxy

You may change your vote by:

●	submitting your proxy card online at www.cstproxyvote.com, 24 hours a day, 7 days a week, until 48 hours prior to the Meeting or any adjourned meeting;

●	sending a later-dated, signed proxy card to Continental, at: Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor New York, New York 10004, Attn: Proxy, so that it is received by Continental at least 48 hours prior to the Meeting or any adjourned meeting; or

●	attending and voting during the Meeting.

You also may revoke your proxy by sending a notice of revocation to our Interim Chief Financial Officer, which must be received by our Interim Chief Financial Officer prior to the Meeting. Attending the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. However, if your shares are held in Street Name by your broker, bank or another nominee, you must contact your broker, bank or other nominee to confirm the procedures for changing your vote and/or revoking your proxy.

Solicitation of Proxies

Your proxy is being solicited by the Board on the Proposals being presented to shareholders at the Meeting. We have engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting and have agreed to (i) pay the Solicitation Agent’s customary fees, plus disbursements, and (ii) indemnify the Solicitation Agent against certain damages, expenses, liabilities or claims relating to its services as our proxy solicitor. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to Beneficial Owners. While the payment of these expenses will reduce the cash available to us to consummate an initial Business Combination if the Fifth Extension Amendment Proposal is approved, we do not expect such payments to have a material effect on our ability to consummate an initial Business Combination. We will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this Proxy Statement and the related proxy materials.

If you have any question on the above, please contact the Solicitation Agent at:

Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

Interests of our Sponsor, Officers and Directors

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, officers and directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below.

●	If the GreenRock Business Combination or another initial Business Combination is not consummated by the Termination Date (subject to the Fifth Extension, as applicable), we will cease all operations except for the purpose of winding up, redeeming 100% of the issued and outstanding Public Shares for cash and, subject to the approval of our remaining shareholders and our Board, liquidating and dissolving. In such event, the 1,968,750 Founder Shares held by the Sponsor, officers and directors would be worthless because the Sponsor, officers and directors are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of approximately $[_] million based upon the closing price of the Public Shares of $[_] per share on the Pink Limited tier of the OTC on April 10, 2026, despite having been purchased for an aggregate of $25,000. As a result, our Sponsor, officers and directors are likely to be able to recoup their investment in us and make a substantial profit on that investment, even if our Ordinary Shares have lost significant value. This means that our Sponsor, officers and directors could earn a positive rate of return on their investment, even if our Public Shareholders experience a negative rate of return in the post-Business Combination company. Accordingly, our management team, which owns interests in the Sponsor, may have an economic incentive that differs from that of the Public Shareholders to pursue and consummate an initial Business Combination rather than to liquidate and to return all of the cash in the Trust Account to the Public Shareholders, even if that Business Combination were with a less favorable target company or on terms less favorable to shareholders rather than liquidate.

●	The Sponsor purchased an aggregate of 3,762,500 Private Placement Warrants for $3,762,500 in the Private Placement. If ClimateRock is unable to complete a Business Combination by the Termination Date (subject to the Fifth Extension, as applicable), the Private Placement Warrants will expire worthless and the Sponsor will be unable to recoup its investment in our Company. Accordingly, our management team, which owns interests in the Sponsor, may have an economic incentive that differs from that of the Public Shareholders to pursue and consummate an initial Business Combination rather than to liquidate and to return all of the cash in the Trust Account to the Public Shareholders, even if that Business Combination were with a less favorable target company or on terms less favorable to shareholders rather than liquidate.

●	Gluon, the Managing Partner of which is Per Regnarsson, our Chief Executive Officer and Director, shall be entitled to receive a Transaction Success Fee of up to $250,000 if we consummate a Business Combination, subject to the terms of the Gluon Engagement Letter. In addition, Gluon will be entitled, with respect to any financing undertaken by our Company introduced by Gluon during the term of the Gluon Engagement Letter, to the following fees: (i) for a financing involving an issuance of our senior, subordinated and/or mezzanine debt securities, a cash fee payable at any closing equal to two percent (2.0%) of the gross proceeds received by us at such closing; (ii) for a financing involving equity, equity-linked or convertible securities, a cash fee payable at each closing equal to five percent (5.0%) of the gross proceeds received by us at such closing. Accordingly, our management team have an economic incentive that differs from that of the Public Shareholders to pursue and consummate an initial Business Combination rather than to liquidate and to return all of the cash in the Trust Account to the Public Shareholders, even if that Business Combination were with a less favorable target company or on terms less favorable to shareholders rather than liquidate.

●	Our Sponsor, officers and directors, and their affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and Business Combinations. However, if we fail to consummate a Business Combination within the Combination Period, these persons will not have any claim against the Trust Account for reimbursement. Accordingly, we may not be able to reimburse these expenses if the GreenRock Business Combination or another Business Combination is not completed by the Termination Date (subject to the Fifth Extension, as applicable). As of the date of this Proxy Statement, approximately $2 million in expenses were incurred.

●	Our existing directors and officers will be eligible for continued indemnification and continued coverage under our directors’ and officers’ liability insurance after the GreenRock Business Combination and pursuant to the GreenRock Business Combination Agreement.

●	In order to finance transaction costs in connection with a Business Combination, our Sponsor, officers and directors, or their respective affiliates may, but are not obligated to, loan us Working Capital Loans as may we require. If we complete an initial Business Combination, we will repay any Working Capital Loans. In the event that an initial Business Combination is not completed, we may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Any Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid, without interest, upon consummation of a Business Combination, or, at the lender’s discretion, up to $1,500,000 of the notes may be converted upon consummation of a Business Combination into Working Capital Warrants at a price of $1.00 per Working Capital Warrant. To date, we have entered into seven loan agreements with Eternal BV, a company controlled by Charles Ratelband V, Executive Chairman of our Board. The Eternal Loans are unsecured and do not bear interest and mature on December 31, 2025. . The maturity date was subsequently extended to December 31, 2026. We have drawn approximately 3,124,063 under the Eternal Loans as of December 31, 2025. Because the Eternal Loans may not be repaid from the proceeds of the Trust Account if we do not complete a Business Combination, the Executive Chairman of our Board has an economic incentive to complete a Business Combination, even if that Business Combination were with a target company or on terms less favorable to Public Shareholders than liquidation.

●	Our Sponsor holds the Prior Extension Promissory Notes in the principal amount of up to $1,607,623 in the aggregate issued in connection with contributions made by the Sponsor to us for the Prior Extensions, of which $1,417,937 was outstanding as of December 31, 2025, which is unlikely to be repaid if the GreenRock Business Combination is not consummated.

Redemption Rights

If the Fifth Extension Amendment Proposal is approved, Public Shareholders, other than our Sponsor, directors and officers or their affiliates, may seek to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares in the Fifth Extension Redemptions. As of April 10, 2026, based on funds in the Trust Account of approximately $162.4 million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $13.14 per Public Share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes, if any). If you do not elect to redeem your Public Shares in the Fifth Extension Redemptions, you will retain the right to redeem your Public Shares in connection with any shareholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination, by the Fifth Extended Date. See the section of this Proxy Statement entitled “Proposal One — The Fifth Extension Amendment Proposal — Redemption Rights.”

Recommendation of the Board

After careful consideration, the Board determined unanimously that each of the Proposals is fair to and in the best interests of our Company. The Board has approved and declared advisable and unanimously recommends that you vote or give instructions to vote “FOR” each of the Proposals. No recommendation is being made as to whether you should elect to redeem your Public Shares.

PROPOSAL ONE: THE FIFTH EXTENSION AMENDMENT PROPOSAL

Overview

We are proposing to amend our currently effective M&A to extend the date by which we have to consummate a Business Combination to the Fifth Extended Date so as to give us additional time to complete the Business Combination. The proposed Fifth Extension Amendment would amend by special resolution the M&A to extend the Combination Period from May 2, 2026 to November 2, 2026 (or such earlier date as determined by the Board in its sole discretion). The complete text of the proposed amendment is attached to this Proxy Statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Without the Fifth Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the GreenRock Business Combination or another initial Business Combination on or before the Termination Date. If that were to occur, we would be precluded from completing the GreenRock Business Combination or another initial Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating such transaction.

In accordance with the M&A, Public Shareholders, other than our Sponsor, directors and officers or their affiliates, may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Fifth Extension Amendment is approved.

We estimate that the per-share pro rata portion of the Trust Account will be approximately $13.14 at the time of the Meeting (as of April 10, 2026 and including accrued interest, but before taking into account taxes paid or payable, if any). The closing price of the Public Shares on the Pink Limited tier of the OTC on April 10, 2026 was $[_]. Accordingly, if the market price were to remain the same until the date of the Meeting, exercising redemption rights would result in a Public Shareholder receiving $[_] more for each share than if such Public Shareholder sold the Public Shares in the open market. We cannot assure Public Shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such Public Shareholders wish to sell their Public Shares.

You are not being asked to vote on the GreenRock Business Combination at the Meeting. The vote by our shareholders on the GreenRock Business Combination will occur at the separate GreenRock Business Combination Meeting and the solicitation of proxies from our shareholders in connection with such separate GreenRock Business Combination Meeting. The related right of our shareholders to redeem in connection with the GreenRock Business Combination (which is a separate right to redeem in addition to the right to redeem in the Fifth Extension Redemptions), is the subject of the separate proxy statement/prospectus contained in the GreenRock Registration Statement. If you want to ensure your Public Shares are redeemed in the event the GreenRock Business Combination is completed, you should elect to redeem your Public Shares in connection with the GreenRock Business Combination Meeting.

Reasons for the Proposed Fifth Extension Amendment

The M&A currently provides that we have until May 2, 2026 to complete an initial Business Combination. We have entered into the GreenRock Business Combination Agreement, but we do not believe we will consummate the GreenRock Business Combination prior to May 2, 2026. The purpose of the Fifth Extension Amendment is to allow us more time to complete the GreenRock Business Combination.

We intend to hold another shareholder meeting prior to the Fifth Extended Date in order to seek shareholder approval of the GreenRock Business Combination.

If the Fifth Extension Amendment Is Approved

If the Fifth Extension Amendment Proposal is approved, the Combination Period will be extended as far as November 2, 2026 (or such earlier date as determined by the Board in its sole discretion), and our Board may elect, in its sole discretion, to wind up our operations on any date following the adoption of such proposal and prior to the end of the Combination Period, in which case, we will liquidate the Trust Account to redeem all Public Shares and thereafter liquidate and dissolve in accordance with law. Subject to satisfaction of the conditions to closing in the GreenRock Business Combination Agreement (including, without limitation, receipt of shareholder approval of the GreenRock Business Combination), we intend to complete the GreenRock Business Combination as soon as possible and in any event on or before the Fifth Extended Date. However, the Board will have the flexibility to liquidate the Trust Account to redeem all Public Shares on a specified date following the adoption of the Fifth Extension Amendment at any time before or after the current Termination Date, and prior to the end of the Combination Period.

If the Fifth Extension Amendment Is Not Approved

If the Fifth Extension Amendment Proposal is not approved and the GreenRock Business Combination is not completed on or before May 2, 2026, then as contemplated by and in accordance with the M&A, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

If we liquidate, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party for services rendered or products sold to us or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement reduce the amount of funds in the Trust Account to below (i) $10.15 per Public Share or (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.15 per Public Share is then held in the Trust Account due to reductions in the value of the Trust Account assets (including accrued interest and less taxes paid or payable) except as to any claims by a third party or a prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. We have not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are our securities and, therefore, the Sponsor may not be able to satisfy those obligations. None of our officers or directors will indemnify us for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Our Sponsor, officers and directors (and their permitted transferees) have entered into a letter agreement with us, pursuant to which, they have agreed to waive their redemption rights with respect to their Ordinary Shares in connection with a shareholder vote to approve an amendment to our M&A, such as the Fifth Extension Amendment. As of the Record Date, the Sponsor, officers and directors beneficially owned and were entitled to vote 1,968,749 Class A Ordinary Shares and one Class B Ordinary Share, which in the aggregate represent approximately 93.78% of our issued and outstanding Ordinary Shares. Assuming that only minimum Quorum is met at the Meeting, our Sponsor, officers and directors own a substantial number of our Ordinary Shares and can approve all of the Proposals, regardless of how other shareholders vote.

Redemption Rights

In connection with the Fifth Extension Amendment Proposal and contingent upon whether the Fifth Extension Amendment Proposal are approved, each of our Public Shareholders that made an Election may seek to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, subject to any limitations described in the IPO Prospectus. If you exercise your redemption rights in the Fifth Extension Redemptions, you will be exchanging your Public Shares for cash and will no longer own the Public Shares.

If you choose not to make an Election in connection with the Fifth Extension Amendment Proposal, you will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination by the Fifth Extended Date, subject to any limitations set forth in our M&A.

In order to make the Election, you must, prior to 5:00 p.m. Eastern Time on April 29, 2026 (two business days before the Meeting) tender your Public Shares physically or electronically and submit a request in writing that we redeem your Public Shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

Public Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from Continental and time to effect delivery. It is our understanding that our Public Shareholders should generally allot at least two weeks to obtain physical certificates from Continental. However, we do not have any control over this process and it may take longer than two weeks. Public Shareholders who hold their Public Shares in Street Name will have to coordinate with their bank, broker or other nominee to have the Public shares certificated or delivered electronically.

In the event that a Public Shareholder tenders its Public Shares and decides that it does not want to redeem its Public Shares in the Fifth Extension Redemptions, the Public Shareholder may withdraw the tender at any time prior to the Meeting. If you delivered your Public Shares for redemption to Continental and decide prior to the vote at the Meeting not to redeem your Public Shares in the Fifth Extension Redemptions, you may request that Continental return the Public Shares (physically or electronically). You may make such request by contacting Continental at the address listed above.

In the event that a Public Shareholder tenders Public Shares and the Fifth Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these Public Shares will be returned to the Public Shareholder promptly following the determination that the Fifth Extension Amendment Proposal will not be approved.

Our Public Shareholders seeking to make an Election in the Fifth Extension Redemptions, whether they are Shareholders of Record or hold their Public Shares in Street Name, are required to either tender their certificates to the transfer agent prior to the date set forth in this Proxy Statement, or to deliver their Public Shares to the transfer agent electronically using the DTC’s DWAC system, at such Public Shareholder’s option. The requirement for physical or electronic delivery prior to the Meeting ensures that a redeeming Public Shareholder’s Election to redeem is irrevocable once the Fifth Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Continental will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming Public Shareholder. However, this fee would be incurred regardless of whether or not Public Shareholders seeking to exercise redemption rights are required to tender their Public Shares, as the need to deliver Public Shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Each redemption of a Public Share by our Public Shareholders in the Fifth Extension Redemptions will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $162.4 million as of April 10, 2026. Prior to their exercising redemption rights, Public Shareholders should verify the market price of the Class A Ordinary Shares, as Public Shareholders may receive higher proceeds from the sale of their Class A Ordinary Shares in the public market than from exercising their redemption rights if the market price per Public Share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Class A Ordinary Shares when you wish to sell your Public Shares.

If you make an Election in the Fifth Extension Redemptions, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, our future growth, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Fifth Extension Amendment Proposal is not approved and we are unable to complete the GreenRock Business Combination before the Termination Date, we will be required to wind up, liquidate and dissolve the Trust Account by returning the then remaining funds (which shall be net of taxes payable, if any) in such account to the Public Shareholders.

Vote Required for Approval

The approval of the Fifth Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting, or any adjournment thereof. Only those votes that are actually cast, either “FOR” or “AGAINST,” the Fifth Extension Amendment Proposal will be counted for the purposes of determining whether such proposal is approved and any Ordinary Shares that are not voted at the Meeting will have no effect on the outcome of such vote. Abstentions and Broker Non-Votes, while considered present for the purposes of establishing a Quorum, will not count as votes cast and will have no effect on the outcome of the vote.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE FIFTH EXTENSION AMENDMENT PROPOSAL.

PROPOSAL TWO — THE ADJOURNMENT PROPOSAL

Overview

If the Fifth Extension Amendment Proposal is not approved by the shareholders, we may put the Adjournment Proposal to a vote. The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates, or indefinitely, to permit further solicitation of proxies. For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Fifth Extension Amendment Proposal will not be submitted to the shareholders for a vote at such time. In no event will our Board adjourn the Meeting beyond the Termination Date.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may decide not to adjourn the Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Meeting to approve the Fifth Extension Amendment Proposal. In such event, the Fifth Extension could not be completed and if we do not complete a Business Combination within the Combination Period, we would cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Public Shares for cash and, subject to the approval of our remaining shareholders and the Board, liquidating and dissolving.

Vote Required for Approval

Approval of the Adjournment Proposal, if presented, requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares present in person or represented by proxy at the Meeting, or any adjournment thereof, and entitled to vote on such matter. Only those votes that are actually cast, either “FOR” or “AGAINST” the Adjournment Proposal, if presented, will be counted for the purposes of determining whether such proposal is approved and any Ordinary Shares that are not voted at the Meeting will have no effect on the outcome of such vote. Abstentions and Broker Non-Votes, while considered present for the purposes of establishing a Quorum, will not count as votes cast and will have no effect on the outcome of the vote.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL, IF PRESENTED.

Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a summary of the material U.S. federal income tax considerations for holders of our Ordinary Shares that elect to have their shares redeemed for cash. Because the components of each Unit are separable at the option of the holder, the holder of a Unit generally should be treated for U.S. federal income tax purposes as the owner of the underlying Ordinary Share, Rights and Warrant components of the Unit. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings, which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:

●	certain U.S. expatriates;

●	traders in securities that elect mark-to-market treatment;

●	S corporations;

●	U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar;

●	financial institutions;

●	mutual funds;

●	qualified plans, such as 401(k) plans, individual retirement accounts, etc.;

●	insurance companies;

●	broker-dealers;

●	regulated investment companies;

●	real estate investment trusts;

●	persons holding shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;

●	persons subject to the alternative minimum tax provisions of the Code;

●	tax-exempt organizations;

●	persons that actually or constructively own 5 percent or more of our shares; and

●	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds our securities (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding our securities, you should consult your tax advisor. This summary assumes that shareholders hold our securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.

WE URGE PUBLIC SHAREHOLDERS CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of our Public Shares that elect to have their Public Shares redeemed for cash as described in the sections of this Proxy Statement entitled “Proposal One — The Fifth Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a Beneficial Owner that so redeems its shares and is:

●	a citizen or resident of the United States;

●	a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

●	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

●	any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Tax Treatment of the Redemption — In General

The balance of the discussion under this heading is subject in its entirety to the discussion under the heading of this section of this Proxy Statement entitled “— Passive Foreign Investment Company Rules.” If we are considered a “passive foreign investment company” for these purposes (which we will be, unless a “start-up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.

A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged therefor if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and, in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our Rights or Warrants). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our Ordinary Shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our Rights and Warrants) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of our Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of our Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of our Company. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.

As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The applicability of the start-up exception to us will not be known until after the close of our current taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely “qualified electing fund” (a “QEF”) election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

●	any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares or warrants (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading of this section of this Proxy Statement entitled “— Tax Treatment of the Redemption — In General”); and

●	any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading of this section of this Proxy Statement entitled “— Tax Treatment of the Redemption — In General.”

Under these special rules,

●	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares, rights or warrants;

●	the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

●	the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our Ordinary Shares (but not our Rights or Warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to the Rights. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of its Rights, any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the Rights. If a Redeeming U.S. Holder that receives ordinary shares pursuant to the Rights properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares, unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the receipt of ordinary shares acquired pursuant to the Rights for purposes of the PFIC rules.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to the Rights or Warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our Ordinary Shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares, rights or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our Ordinary Shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our Rights or Warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the SEC, including the Global Market tier of Nasdaq, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or market-to-market election is made) and such other information as may be required by the Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares, Rights and/or Warrants should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This subsection is addressed to Redeeming Non-U.S. Holders (as defined below) of our Public Shares that elect to have their Public Shares redeemed for cash in the Fifth Extension Redemptions as described in the sections of this Proxy Statement entitled “Proposal One — The Fifth Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a Beneficial Owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its Public Shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this subsection, a Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the Fifth Extension Redemptions unless the gain or dividends is effectively connected with such Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and, if any income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder).

Dividends (including constructive dividends) and gains that are effectively connected with a Redeeming Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to U.S. federal income tax at the same regular U.S. federal income tax rates applicable to a comparable Redeeming U.S. Holder and, in the case of a Redeeming Non-U.S. Holder that is a corporation for U.S. federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.

Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Under the Foreign Account Tax Compliance Act (“FATCA”) and Treasury Department regulations and administrative guidance thereunder, a 30% U.S. federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the Beneficial Owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its U.S. “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the Beneficial Owner or an intermediary, unless such entity provides a certification that the Beneficial Owner of the payment does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each such substantial U.S. owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of their shares, rights or warrants.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

●	fails to provide an accurate taxpayer identification number;

●	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

●	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for Public Shares in connection with the Fifth Extension Amendment Proposal and any redemption of your Public Shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Ordinary Shares as of April 10, 2026 based on information obtained from the persons named below, with respect to the beneficial ownership of Ordinary Shares, by:

●	each person known by us to be the beneficial owner of more than 5% of our issued and outstanding Ordinary Shares;

●	each of our executive officers and directors that beneficially owns our Ordinary Shares; and

●	all our executive officers and directors as a group.

In the table below, percentage ownership is based on 2,099,227 Ordinary Shares, consisting of (i) 2,099,226 Class A Ordinary Shares and (ii) one Class B Ordinary Share, issued and outstanding as of April 10, 2026. On all matters to be voted upon, except for the election of directors of the Board, holders of Class A Ordinary Shares and Class B Ordinary Shares vote together as a single class. Currently, all of the Class B Ordinary Shares are convertible into Class A Ordinary Shares on a one-for-one basis.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Warrants as these Private Placement Warrants are not exercisable within 60 days of April 10, 2026.

Name and Address of Beneficial Owner(1)	Class A Ordinary Shares Number of Shares Beneficially Owned		Class B Ordinary Shares Number of Shares Beneficially Owned		Approximate Percentage of Total Issued and Outstanding Ordinary Shares
U.N. SDG Support LLC (our Sponsor)(2)	1,968,749	93.78%	1	100%	93.78%
Per Regnarsson	—	—	—	—	—
Charles Ratelband V(2)	1,968,749	93.78%	1	100%	93.78%
Michael Geary	—	—	—	—	—
Niels Brix	—	—	—	—	—
Dariusz Sliwinski	—	—	—	—	—
Sean Kidney	—	—	—	—	—
All directors and officers as a group (six individuals)	1,968,749	93.78%	1	100%	93.78%

Other 5% Stockholders
Mizuho Financial Group, Inc.(3)	407,800	19.43%	—	—	19.43%
Shaolin Capital Management LLC(4)	268,822	12.81%	—	—	12.81%
Meteora Parties(5)	255,010	12.15%	—	—	12.15%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o 25 Bedford Square, London, WC1B 3HH, United Kingdom.

(2)	Represents securities held by our Sponsor, of which Charles Ratelband V is the managing member. Accordingly, Mr. Ratelband V may be deemed to have beneficial ownership of such securities. Mr. Ratelband V disclaims beneficial ownership of the reported Ordinary Shares, except to the extent of his pecuniary interest therein.

(3)	According to a Schedule 13G/A filed on May 13, 2025 by Mizuho Financial Group, Inc., a Japanese corporation (“Mizuho”). Mizuho, Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be indirect beneficial owners of the Public Shares directly held by Mizuho Securities USA LLC, which is their wholly-owned subsidiary. The number of Public Shares held by Mizuho is reported as of March 31, 2025, which does not reflect any redemption of shares by Mizuho in connection with the Third Extension, the Fourth Extension or any other transactions after March 31, 2025. Accordingly, the number of Public Shares and the percentages set forth in the table may not reflect Mizuho’s current beneficial ownership. The principal business address of Mizuho is 1-5-5, Otemachi, Chiyoda-ku, Tokyo, 100-8176, Japan.

(4)	According to a Schedule 13G/A filed on February 14, 2024 by Shaolin Capital Management LLC, a Delaware limited liability company (“Shaolin”). Shaolin serves as the investment advisor to Shaolin Capital Partners Master Fund, Ltd. a Cayman Islands exempted company, MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPC, DS Liquid DIV RVA SCM LLC and Shaolin Capital Partners SP, a segregated portfolio of PC MAP SPC being managed accounts advised by the Shaolin. The number of Public Shares held by Shaolin is reported as of December 31, 2023, which does not reflect any redemption of shares by Shaolin in connection with the Second Extension, the Third Extension, the Fourth Extension or any other transactions after December 31, 2023. Accordingly, the number of Public Shares and the percentages set forth in the table may not reflect Shaolin’s current beneficial ownership. The principal business address of Shaolin is 230 NW 24th Street, Suite 603, Miami, Florida 33127.

(5)	According to a Schedule 13G filed on May 15, 2025 by (i) Meteora Capital, LLC, a Delaware limited liability company (“Meteora”), and (ii) Vik Mittal, a citizen of the United States (“Mr. Mittal,” and together, the “Meteora Parties”). The Public Shares reported therein are held by certain funds and managed accounts to which Meteora serves as investment manager (collectively, the “Meteora Funds”). Mr. Mittal serves as the Managing Member of Meteora, with respect to the Public Shares held by the Meteora Funds. The number of Public Shares held by the Meteora Parties is reported as of March 31, 2025, which does not reflect any redemption of shares by the Meteora Parties in connection with the Fourth Extension or any other transactions after March 31, 2025. Accordingly, the number of Public Shares and the percentages set forth in the table may not reflect the Meteora Parties’s current beneficial ownership. The principal business address of each of the Meteora Parties is 1200 N Federal Hwy, #200, Boca Raton, Florida 33432.

FUTURE SHAREHOLDER PROPOSALS

If the Fifth Extension Amendment Proposal is approved, we anticipate that we will hold the GreenRock Business Combination Meeting before the Fifth Extended Date to consider and vote upon approval of the GreenRock Business Combination. Accordingly, if we consummate the GreenRock Business Combination, our next annual general meeting of shareholders will be held at a future date to be determined by the post-Business Combination company. If the Fifth Extension Amendment Proposal is not approved, or if it is approved, but we do not consummate the GreenRock Business Combination before the Fifth Extended Date, we will wind up, liquidate and dissolve.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if as shareholders as of the Record Date, you and members of your family who reside at the same address prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, you should follow the instructions described below. Similarly, if you share an address with another shareholder and together both of you would like to receive only a single set of our disclosure documents, you should follow these instructions:

●	If the shares are registered in your Ordinary Sames, you should inform us of your request by contacting us at:

ClimateRock
25 Bedford Square,
London, WC1B 3HH
United Kingdom,
Telephone: + 44 730 847 5096

●	If a bank, broker or other nominee holds your Ordinary Shares, you should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document.

Our corporate website address is https://www.climate-rock.com/. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this Proxy Statement.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Proposals, by contacting the Solicitation Agent at:

Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

You may also contact us at the following address or telephone number:

25 Bedford Square
London, WC1B 3HH, United Kingdom
Telephone: + 44 730 847 5096

In order to receive timely delivery of the documents in advance of the Meeting, you must make your request for information no later than April 24, 2026.

ANNEX A

PROPOSED AMENDMENT TO THE AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF CLIMATEROCK

ClimateRock (the “Company”), an exempted company incorporated under the laws of the Cayman Islands, does hereby certify as follows:

RESOLVED, as a special resolution that:

Article 36.2 of the Amended and Restated Memorandum and Articles of Association of the Company is amended and restated to read in its entirety as follows:

“36.2 The Company has until November 2, 2026 (or such earlier date as determined by the board of directors, in its sole discretion) (such date being referred to as the Termination Date)) to consummate a Business Combination. In the event that the Company does not consummate a Business Combination on or before the Termination Date, such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible, but no more than ten (10) Business Days thereafter to redeem the Public Shares to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of our remaining Members and our directors, liquidate and dissolve the Company, subject to the Company’s obligations under the Act to provide for claims of creditors and the requirements of other applicable law. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.”

The foregoing amendment to the Amended and Restated Memorandum and Articles of Association of the Corporation were duly adopted by special resolutions of the Company by the requisite vote of the shareholders entitled to vote thereon in accordance with the provisions of the laws of the Cayman Islands.

Annex A-1

IN WITNESS WHEREOF, ClimateRock has caused this Certificate of Amendment to the Amended and Restated Memorandum and Articles of Association to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of this __ day of May, 2026.

CLIMATEROCK

BY:
NAME:

Annex A-2

PROXY CARD

FOR THE EXTRAORDINARY GENERAL MEETING
OF SHAREHOLDERS OF

CLIMATEROCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking any previous proxies relating to the Meeting (as defined below), hereby acknowledges receipt of the notice and proxy statement, dated April [_], 2026, (the “Proxy Statement”) in connection with the extraordinary general meeting of shareholders of ClimateRock (the “Company”) and at any adjournments thereof (the “Meeting”) to be held on May 1, 2026 at 10:00 a.m. Eastern Time, at the office of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 for the sole purpose of considering and voting upon the following Proposals (as defined below), and hereby appoints _______________ as the proxy of the undersigned (the “Proxy”), or if no Proxy is appointed, Michael Geary, with power of substitution, to vote all ordinary shares of the Company (“Ordinary Shares”) registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said Proxy is instructed to vote or act as follows on the Proposals, as set forth in the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the
Extraordinary General Meeting of Shareholders to be held on May 1, 2026:

The notice of meeting and the accompanying Proxy Statement are available at

https://www.cstproxy.com/[_].

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFIC DIRECTION IS MADE, THIS PROXY WILL BE VOTED AT THE DISCRETION OF THE PROXY. IF NO SPECIFIC DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2 (IF PRESENTED) CONSTITUTING THE FIFTH EXTENSION AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL, RESPECTIVELY (COLLECTIVELY, THE “PROPOSALS”).

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

CLIMATEROCK — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2 (IF PRESENTED).	Please mark votes as ☒ indicated in this example

(1) The Fifth Extension Amendment Proposal — “RESOLVED, as a special resolution, that the date by which the Company would be required to consummate a business combination be extended from May 2, 2026 to November 2, 2026 (or such earlier date as determined by the Company’s board of directors in its sole discretion) and the amendment to the amended and restated memorandum and articles of association of the Company, a copy of which is attached to the proxy statement as Annex A, be and is hereby adopted, in each case with effect from such date as the directors of the Company may determine.”	FOR ☐	AGAINST ☐	ABSTAIN ☐

(2) The Adjournment Proposal — “RESOLVED, as an ordinary resolution, that the adjournment of the meeting to a later date or dates, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the foregoing proposal be confirmed, adopted, approved and ratified in all respects.”	FOR ☐	AGAINST ☐	ABSTAIN ☐

Date: _______________, 2026

Signature

Signature (if held jointly)

When Ordinary Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A vote to abstain will have no effect on Proposal 1 and Proposal 2, if presented. The Ordinary Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of the Proposals. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. THIS PROXY CARD MUST BE DELIVERED SO THAT IT IS RECEIVED BY THE COMPANY NOT LESS THAN 48 HOURS BEFORE THE TIME FOR HOLDING THE MEETING OR ANY ADJOURNED MEETING AT WHICH THE PERSON NAMED IN THE FORM OF APPOINTMENT OF PROXY PROPOSES TO VOTE.